UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21158

Nuveen North Carolina Dividend Advantage Municipal Fund 3
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN
Investments

Closed-End Funds

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
May 31, 2011

Nuveen Georgia Premium Income Municipal Fund
NPG

Nuveen Georgia Dividend Advantage Municipal Fund
NZX

Nuveen Georgia Dividend Advantage Municipal Fund 2
NKG

Nuveen North Carolina Premium Income Municipal Fund
NNC

Nuveen North Carolina Dividend Advantage Municipal Fund
NRB

Nuveen North Carolina Dividend Advantage Municipal Fund 2
NNO

Nuveen North Carolina Dividend Advantage Municipal Fund 3
NII

May

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp – the parent of FAF Advisors – received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long-term investment business of FAF Advisors, including investment management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Table of Contents

Chairman’s Letter to Shareholders	4
Portfolio Manager’s Comments	5
Common Share Dividend and Share Price Information	13
Performance Overviews	14
Shareholder Meeting Report	21
Report of Independent Registered Public Accounting Firm	24
Portfolios of Investments	25
Statement of Assets and Liabilities	57
Statement of Operations	59
Statement of Changes in Net Assets	61
Statement of Cash Flows	64
Financial Highlights	66
Notes to Financial Statements	77
Board Members & Officers	91
Annual Investment Management Agreement Approval Process	96
Reinvest Automatically, Easily and Conveniently	104
Glossary of Terms Used in this Report	106
Other Useful Information	111

Chairman’s
Letter to Shareholders

Dear Shareholders,

In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about the supplies of energy and other critical commodities. In this challenging environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As of the end of June 2011, Nuveen Investments had completed the refinancing of all of the Auction Rate Preferred Securities issued by its taxable closed-end funds and 93% of the MuniPreferred shares issued by its tax-exempt closed-end funds. Please consult the Nuveen Investments web site, www.Nuveen.com, for the current status of this important refinancing program.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
July 21, 2011

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen Georgia Premium Income Municipal Fund (NPG)
Nuveen Georgia Dividend Advantage Municipal Fund (NZX)
Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG)
Nuveen North Carolina Premium Income Municipal Fund (NNC)
Nuveen North Carolina Dividend Advantage Municipal Fund (NRB)
Nuveen North Carolina Dividend Advantage Municipal Fund 2 (NNO)
Nuveen North Carolina Dividend Advantage Municipal Fund 3 (NII)

Portfolio manager Daniel Close reviews economic and municipal market conditions at the national and state levels, key investment strategies, and the twelve-month performance of the Nuveen Georgia and North Carolina Funds. Dan, who joined Nuveen in 2000, assumed portfolio management responsibility for these seven Funds in 2007.

What factors affected the U.S. economic and municipal market environments during the twelve-month reporting period ended May 31, 2011?

During this period, the U.S. economy demonstrated some signs of modest improvement, supported by the efforts of both the Federal Reserve (Fed) and the federal government. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its June 2011 meeting (following the end of this reporting period), the central bank stated that it anticipated keeping the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also completed its second round of quantitative easing with the purchase of $600 billion in longer-term U.S. Treasury bonds. The goal of this plan was to lower long-term interest rates and thereby stimulate economic activity and create jobs. The federal government continued to focus on implementing the economic stimulus package passed in early 2009 and aimed at providing job creation, tax relief, fiscal assistance to state and local governments, and expansion of unemployment benefits and other federal social welfare programs.

In the first quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 1.9%, marking the seventh consecutive quarter of positive growth. The employment situation slowly improved, with the national jobless rate registering 9.1% in May 2011, down from 9.6% a year earlier. While the Fed’s longer-term inflation expectations remained stable, inflation over this period posted its largest twelve-month gain since October 2008, as the Consumer Price Index (CPI) rose 3.6% year-over-year as of May 2011. The core CPI (which excludes food and energy) increased 1.5%, staying within the Fed’s unofficial objective of 2.0% or lower for this measure. The housing market remained a major weak spot in the economy. For the twelve months ended April 2011 (most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller Index of

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s (S&P), Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC C, and D ratings are below investment grade. Holdings and ratings may change over time.

Nuveen Investments	5

20 major metropolitan areas lost 4.0%, with six of the 20 metropolitan areas hitting their lowest levels since housing prices peaked in 2006.

The municipal bond market was affected by a significant decline in new tax exempt issuance during this period. One reason for the decrease in new tax-exempt supply was the heavy issuance of taxable municipal debt in 2010 under the Build America Bond (BAB) program, which was created as part of the American Recovery and Reinvestment Act of February 2009 and expired on December 31, 2010. Between the beginning of this reporting period on June 1, 2010, and the end of the BAB program, taxable Build America Bond issuance totaled $74.5 billion, accounting for 28% of new bonds issued in the municipal market.

After rallying strongly during the first part of the period, the municipal market suffered a reversal in mid-November 2010, due largely to investor concerns about inflation, the federal deficit, and the deficit’s impact on demand for U.S. Treasury securities. Adding to this market pressure was media coverage of the strained finances of some state and local governments. As a result, money began to flow out of municipal mutual funds as yields rose and valuations declined. As we moved into the second quarter of 2011, we saw the environment in the municipal market improve.

Over the twelve months ended May 31, 2011, municipal bond issuance nationwide—both tax-exempt and taxable—totaled $335.7 billion, a decrease of 15% compared with the issuance of the twelve-month period ended May 31, 2010. For the first five months of 2011, municipal issuance nationwide was down 50% from the first five months of 2010. This decline reflects the heavy issuance of BABs at the end of 2010, as borrowers took advantage of the program’s favorable terms before its expiration at year end.

How were economic and market conditions in Georgia and North Carolina during this period?

Georgia was hard hit by the recent recession, with major job losses in financial services, manufacturing, construction, and the government sector. To date, the state’s economic recovery has been weaker than in many other states. In 2010, the Georgia economy expanded at a rate of 1.4%, compared with the national average growth of 2.6%. As of May 2011, unemployment in Georgia was 9.8%, its lowest level since June 2009, down from 10.0% in May 2010 but still higher than the national rate of 9.1%. In the state’s housing market, foreclosure activity remained higher than the national average. Although the national inventory of houses in foreclosure has dropped to 2008 levels, Georgia’s inventory of foreclosed homes was approximately 20% higher than the national level. According to the S&P/Case-Shiller home price Index, housing prices in Atlanta fell 3.5% between April 2010 and April 2011 (most recent data available at the time this report was prepared), compared with a gain of 0.2% for the twelve-month period ended April 2010. In April 2011, Georgia adopted an $18.3 billion fiscal 2012 state budget, which cut spending across all state agencies by an average of 7%. Despite these circumstances, Georgia’s recovery appeared to remain on track. The state has a diverse economic base supported by service, manufacturing and agricultural industries. As of May 2011, Georgia’s general obligation debt continued to be rated Aaa and AAA, with stable outlooks by both Moody’s and S&P, respectively. For the twelve months ended May 31, 2011, municipal issuance in Georgia totaled $6.8 billion, down 39% from the previous twelve months.

6	Nuveen Investments

In 2010, North Carolina recorded GDP growth of 3.4%, compared with the national measure of 2.6%. In recent months, the state’s recovery from recession has stalled somewhat, as job gains in the professional and business services and financial sectors were offset to some degree by continued losses in other sectors, especially construction. As of May 2011, North Carolina’s unemployment rate was 9.7%, its lowest level since January 2009, down from 10.8% in May 2010 but still higher than the national rate of 9.1%. In the years preceding the most recent recession, North Carolina worked to transition its economy away from old-line manufacturing into sectors oriented toward research, technology, and services. As a result, the state now serves as an important high-tech base and its major universities attract both technology firms and professionals. Although the pre-recession bubble in housing prices was smaller in North Carolina than nationally, the state’s housing market has been slow to reverse the decline. As homes prices nationally lost 4.0% during the twelve months ended April 2011 (most recent data available at the time this report was prepared), according to the S&P/Case-Shiller home price Index, housing prices in Charlotte dropped 6.6%, reaching a new low. According to current projections, North Carolina faces a budget gap equal to $2.4 billion, or about 12% of the $19.7 billion fiscal 2012 state budget. As of May 2011, Moody’s and S&P rated North Carolina general obligation debt at Aaa and AAA, respectively. During the twelve months ended May 31, 2011, $6.7 billion of municipal debt was issued in North Carolina, down 28% from that issued during the twelve months ended May 31, 2010.

What key strategies were used to manage these Funds during this reporting period?

As previously mentioned, the new issue supply of tax-exempt bonds declined nationally during this period, due largely to the issuance of taxable bonds under the BAB program. The BAB program also affected the availability of tax-exempt bonds in Georgia and North Carolina. Between the beginning of this reporting period on June 1, 2010, and the end of the BAB program, BABs accounted for approximately 8% of municipal supply in Georgia and 15% in North Carolina. Since interest payments from BABs represent taxable income, we did not view these bonds as appropriate investment opportunities for these Funds. Further compounding the supply situation was the drop-off in new municipal issuance during the first five months of 2011, when issuance in Georgia and North Carolina declined 55% and 30%, respectively, from that of the same period in 2010.

In this environment of constrained tax-exempt municipal bond issuance, we continued to take a bottom-up approach to discovering undervalued sectors and individual credits with the potential to perform well over the long term. During this period, we found value in several areas of the market, including health care and water and sewer bonds, which we added to all seven of these Funds. In general, these purchases focused on water and sewer bonds with higher credit quality ratings, while our health care purchases tended to be in the lower-rated categories. NPG and NKG also purchased tax increment financing (TIF) bonds, while NZX added an airport credit. During this period, the Funds generally focused on purchasing longer maturity bonds in order to take advantage of attractive yields at the longer end of the municipal yield curve.

Cash for new purchases during this period was generated primarily by the proceeds from bond calls and maturing bonds, particularly in North Carolina, where a large call involving bonds issued for the Raleigh Durham Airport affected all of the North Carolina Funds. In addition, most of the Georgia and North Carolina Funds sold small amounts of pre-refunded bonds, and the North Carolina Funds sold some credits with structures that were attractive to retail investors. NPG and NKG also trimmed their out-of-state

Nuveen Investments	7

holdings, while NZX sold intermediate-term student housing credits. Throughout the period, we worked to redeploy the proceeds from these calls and sales to keep the Funds as fully invested as possible.

As of May 31, 2011, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters as a form of leverage for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform?

Individual results for the Nuveen Georgia and North Carolina Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value
For periods ended 5/31/11

	1-Year	5-Year	10-Year
Georgia Funds
NPG	1.81%	4.01%	5.34%
NZX	2.17%	4.57%	N/A
NKG	2.13%	4.22%	N/A

Standard & Poor’s (S&P) Georgia Municipal Bond Index1	3.80%	4.56%	4.96%
Standard & Poor’s (S&P) National Municipal Bond Index2	3.17%	4.46%	5.02%
Lipper Other States Municipal Debt Funds Average3	2.49%	4.18%	5.60%

North Carolina Funds
NNC	2.57%	4.86%	5.78%
NRB	1.72%	5.16%	6.44%
NNO	1.92%	4.91%	N/A
NII	1.79%	5.00%	N/A

Standard & Poor’s (S&P) North Carolina Municipal Bond Index1	3.66%	4.95%	5.26%
Standard & Poor’s (S&P) National Municipal Bond Index2	3.17%	4.46%	5.02%
Lipper Other States Municipal Debt Funds Average3	2.49%	4.18%	5.60%

For the twelve months ended May 31, 2011, the total returns on common share net asset value (NAV) for all of the Georgia and North Carolina Funds underperformed the returns for their respective state’s Standard & Poor’s (S&P) Municipal Bond Index as well as the Standard & Poor’s (S&P) National Municipal Bond Index. For the same period, NNC exceeded the average return for the Lipper Other States Municipal Debt Funds Average, while the remaining Funds lagged this benchmark.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. The use of leverage also had an impact on the Funds’ performance. Leverage is discussed in more detail on page nine.

During this period, municipal bonds with intermediate maturities generally outperformed other maturity categories, with credits at both the shorter and longer ends of the yield curve posting weaker returns. Overall, duration and yield curve positioning was a positive contributor to the performance of NPG, NZX, NKG, NNC, NNO, and NII. All of these Funds had good exposure to the intermediate parts of the yield curve that performed best, with NNC being the most advantageously positioned for the market environment of the past

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

1
The Standard & Poor’s (S&P) Municipal Bond Indexes for Georgia and North Carolina are unleveraged, market value-weighted indexes designed to measure the performance of the tax-exempt, investment-grade Georgia and North Carolina municipal bond markets, respectively. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

2
The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

3
The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 46 funds; 5-year, 46 funds; and 10-year, 27 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment. Shareholders should note that the performance of the Lipper Other States category represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, which may make direct comparisons less meaningful.

8	Nuveen Investments

twelve months. On the other hand, NRB was modestly underweighted in the intermediate part of the curve, which detracted from the Fund’s performance during this period.

Credit exposure also played a role in performance. During the market reversal of late 2010, as redemption activity in high-yield funds increased and risk aversion mounted, lower-rated credits were negatively impacted. For the period as a whole, bonds rated BBB typically underperformed those rated AAA. In this environment, the Funds’ performance generally benefited from their allocations to higher quality credits. Overall, the North Carolina Funds tended to have smaller weightings of bonds rated BBB than the Georgia Funds, due to the fact that North Carolina generally issues fewer BBB bonds. As of May 31, 2011, NPG had the heaviest exposure to bonds rated BBB among all of these Funds and a correspondingly lower weighting in AAA bonds, which restrained the Fund’s performance during this period.

Holdings that generally made positive contributions to the Funds’ returns during this period included general obligation (GO) and other tax-supported bonds, housing credits and resource recovery bonds. The electric utilities, water and sewer, and leasing sectors also outperformed the municipal market as a whole. All of these Funds were underweighted in the tax-supported sector, specifically in state GOs, which hurt their performance. In general, these Funds tended to be underweighted in transportation, which helped their performance.

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of all these Funds relative to the comparative indexes was the Funds’ use of leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. This is what happened in these Funds during the period, as the use of leverage hurt their overall performance.

APPROVED FUND MERGERS

After the close of this reporting period, the Funds’ Board of Trustees approved a series of mergers for all the Georgia and North Carolina funds included in this report. The mergers are subject to shareholder approval at the Funds’ regular shareholder meeting later this year. The mergers in each respective state are intended to create a single, larger state fund with enhanced trading appeal and lower operating expenses of traded common shares of the fund.

More information on the proposed mergers will be contained in the proxy materials expected to be filed with the Securities and Exchange Commission in the coming weeks. The proposed fund mergers are as follows:

Acquired Fund	Acquiring Fund
Georgia Funds
Nuveen Georgia Premium Income Municipal Fund (NPG)	Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG)
Nuveen Georgia Dividend Advantage Municipal Fund (NZX)

Nuveen Investments	9

Acquired Fund	Acquiring Fund
North Carolina Funds
Nuveen North Carolina Dividend Advantage Municipal Fund (NRB)	Nuveen North Carolina Premium Income Municipal Fund (NNC)
Nuveen North Carolina Dividend Advantage Municipal Fund 2 (NNO)
Nuveen North Carolina Dividend Advantage Municipal Fund 3 (NII)

RECENT DEVELOPMENTS REGARDING THE FUNDS’ REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after their respective inceptions, each of the Funds issued auction rate preferred shares (ARPS) to create structural leverage. As noted in past shareholder reports, the ARPS issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more ARPS have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely nonexistent since late February 2008. This means that these auctions have “failed to clear,” and that many, or all, of the ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in ARPS did not lower the credit quality of these shares, and ARPS shareholders unable to sell their shares continued to receive distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the ARPS. In the recent market, with short term rates at multi-generational lows, those maximum rates also have been low. One continuing implication for common shareholders from the auction failures is that each Fund’s cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund’s common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Nuveen funds’ Board of Directors/Trustees authorized several methods that can be used separately or in combination to refinance a portion of the Nuveen funds’ outstanding ARPS. Some funds have utilized tender option bonds (TOBs), also known as inverse floating rate securities, for leverage purposes. The amount of TOBs that a fund may use varies according to the composition of each fund’s portfolio. Some funds have a greater ability to use TOBs than others. Some funds have issued Variable Rate Demand Preferred (VRDP) Shares or Variable MuniFund Term Preferred (VMTP) Shares, which are a floating rate form of preferred stock with a mandatory term redemption. Some funds have issued MuniFund Term Preferred (MTP) Shares, a fixed rate form of preferred stock with a mandatory redemption period of three to five years.

While all these efforts have reduced the total amount of outstanding ARPS issued by the Nuveen funds, the funds cannot provide any assurance on when the remaining outstanding ARPS might be redeemed.

During 2010 and 2011, certain Nuveen leveraged closed-end funds (excluding all the Funds included in this report) received a demand letter from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds’ officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds’ ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its

10	Nuveen Investments

shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee’s recommendation.

Subsequently, the funds that received demand letters were named in a consolidated complaint as nominal defendants in a putative shareholder derivative action captioned Martin Safier, et al. v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the “Cook County Chancery Court”) on February 18, 2011 (the “Complaint”). The Complaint, filed on behalf of purported holders of each fund’s common shares, also name Nuveen Fund Advisors, Inc. as a defendant, together with current and former Officers and interested Directors/Trustees of each of the funds (together with the nominal defendants, collectively, the “Defendants”). The Complaint contains the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs’ costs and disbursements in pursuing the action. Nuveen Fund Advisors, Inc. believes that the Complaint is without merit, and is defending vigorously against these charges.

As of May 31, 2011, each of the Funds has redeemed all of their outstanding ARPS at par.

MTP Shares

As of May 31, 2011, the following Funds have issued and outstanding MTP Shares, at liquidation value, as shown in the accompanying table.

MTP Shares
Fund	at Liquidation Value
NPG	$28,340,000
NZX	14,340,000
NKG	32,265,000
NNC	49,835,000
NRB	16,600,000
NNO	29,700,000
NII	28,725,000

The net proceeds from each Fund’s issuance of MTP Shares was used to refinance all, or a portion of, the Fund’s remaining outstanding ARPS at par. Each Fund’s MTP Shares trade on the New York Stock Exchange (NYSE). At May 31, 2011, the details on each Fund’s series of MTP Shares are as shown in the following table.

Fund	Series	Shares Issued At Liquidation Value	Annual Interest Rate	NYSE Ticker
NPG	2015	$28,340,000	2.65%	NPG Pr C
NZX	2015	14,340,000	2.65%	NZX Pr C
NKG	2015	32,265,000	2.65%	NKG Pr C
NNC	2015	24,300,000	2.65%	NNC Pr C
NNC	2016	25,535,000	2.60%	NNC Pr D
NRB	2015	16,600,000	2.60%	NRB Pr C
NNO	2015	29,700,000	2.60%	NNO Pr C
NII	2015	28,725,000	2.65%	NII Pr C

(Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies and Footnote 4 – Fund Shares for further details on MTP Shares.)

Nuveen Investments	11

At the time this report was prepared, all 84 of the Nuveen closed-end municipal funds that had issued ARPS have redeemed at par all or a portion of these shares. These redemptions bring the total amount of Nuveen’s municipal closed-end funds’ ARPS redemptions to approximately $10.3 billion of the approximately $11.0 billion originally outstanding. For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

Regulatory Matters

During May 2011, Nuveen Securities, LLC known as Nuveen Investments LLC prior to April 30, 2011. entered into a settlement with the Financial Industry Regulatory Authority (FINRA) with respect to certain allegations regarding Nuveen-sponsored closed-end fund ARPS marketing brochures. As part of this settlement, Nuveen Securities, LLC neither admitted to nor denied FINRA’s allegations. Nuveen Securities, LLC is the broker-dealer subsidiary of Nuveen Investments.

The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities, LLC were false and misleading. Nuveen Securities, LLC agreed to a censure and the payment of a $3 million fine.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results.

Price Risk; Common shares of closed-end investment companies like the Funds frequently trade at a discount to their net asset value. The Funds cannot predict whether the common shares will trade at, above or below net asset value. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk; Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, and distributions. Leverage risk can be introduced through structural leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in the Fund’s portfolio. Leverage typically magnifies the total return of a Fund’s portfolio, whether that return is positive or negative. There is no assurance that a Fund’s leveraging strategy will be successful.

Credit and Interest Rate Risk; Debt or fixed income securities are subject to credit risk and interest rate risk. The value of, and income generated by debt securities will decrease or increase based on changes in market interest rates. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due.

12	Nuveen Investments

Common Share Dividend and Share Price Information

The monthly dividends of all seven Funds in this report remained stable throughout the twelve-month reporting period ended May 31, 2011.

All of these Funds seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of May 31, 2011, all seven of the Funds in this report had positive UNII balances for both tax and financial reporting purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

Since the inception of the Funds’ repurchase program, the Funds have not repurchased any of their outstanding common shares.

As of May 31, 2011, the Funds’ common share prices were trading at (+) premiums or (-) discounts to their common share NAVs as shown in the accompanying table.

	5/31/11	12-Month Average
Fund	(+)Premium/(-)Discount	(+)Premium/(-)Discount
NPG	(-)5.21%	(-)3.11%
NZX	(-)3.55%	(-)0.63%
NKG	(+)1.02%	(-)2.83%
NNC	(+)0.49%	(+)1.10%
NRB	(+)1.84%	(+)4.83%
NNO	(-)2.34%	(+)2.77%
NII	(+)0.07%	(+)2.68%

Nuveen Investments	13

NPG	Nuveen Georgia
Performance	Premium Income
OVERVIEW	Municipal Fund
as of May 31, 2011

Fund Snapshot
Common Share Price	$13.27
Common Share Net Asset Value (NAV)	$14.00
Premium/(Discount) to NAV	-5.21%
Market Yield	5.34%
Taxable-Equivalent Yield1	7.89%
Net Assets Applicable to Common Shares ($000)	$53,294

Leverage
(as a % of managed assets)
Structural Leverage	33.85%
Effective Leverage	37.25%

Average Annual Total Return
(Inception 5/20/93)
	On Share Price	On NAV
1-Year	0.18%	1.81%
5-Year	2.37%	4.01%
10-Year	3.87%	5.34%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/General	24.0%
Education and Civic Organizations	16.2%
Water and Sewer	15.7%
Tax Obligation/Limited	14.6%
Health Care	9.9%
Utilities	6.8%
U.S. Guaranteed	5.1%
Other	7.7%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

14	Nuveen Investments

NZX	Nuveen Georgia
Performance	Dividend Advantage
OVERVIEW	Municipal Fund
as of May 31, 2011

Fund Snapshot
Common Share Price	$13.84
Common Share Net Asset Value (NAV)	$14.35
Premium/(Discount) to NAV	-3.55%
Market Yield	5.55%
Taxable-Equivalent Yield1	8.20%
Net Assets Applicable to Common Shares ($000)	$28,296

Leverage
(as a % of managed assets)
Structural Leverage	32.79%
Effective Leverage	36.29%

Average Annual Total Return
(Inception 9/25/01)
	On Share Price	On NAV
1-Year	-3.77%	2.17%
5-Year	2.88%	4.57%
Since Inception	4.64%	5.53%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/General	19.8%
Health Care	15.9%
Water and Sewer	13.9%
U.S. Guaranteed	12.3%
Education and Civic Organizations	9.5%
Housing/Single Family	8.8%
Tax Obligation/Limited	7.1%
Other	12.7%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

Nuveen Investments	15

NKG	Nuveen Georgia
Performance	Dividend Advantage
OVERVIEW	Municipal Fund 2
as of May 31, 2011

Fund Snapshot
Common Share Price	$13.92
Common Share Net Asset Value (NAV)	$13.78
Premium/(Discount) to NAV	1.02%
Market Yield	5.17%
Taxable-Equivalent Yield1	7.64%
Net Assets Applicable to Common Shares ($000)	$62,777

Leverage
(as a % of managed assets)
Structural Leverage	33.11%
Effective Leverage	36.49%

Average Annual Total Return
(Inception 9/25/02)
	On Share Price	On NAV
1-Year	4.84%	2.13%
5-Year	6.23%	4.22%
Since Inception	4.44%	4.64%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/General	20.0%
Water and Sewer	19.6%
Education and Civic Organizations	11.7%
Tax Obligation/Limited	11.6%
Health Care	11.5%
U.S. Guaranteed	9.7%
Transportation	3.4%
Other	12.5%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

16	Nuveen Investments

NNC	Nuveen North Carolina
Performance	Premium Income
OVERVIEW	Municipal Fund
as of May 31, 2011

Fund Snapshot
Common Share Price	$14.41
Common Share Net Asset Value (NAV)	$14.34
Premium/(Discount) to NAV	0.49%
Market Yield	5.16%
Taxable-Equivalent Yield1	7.77%
Net Assets Applicable to Common Shares ($000)	$91,256

Leverage
(as a % of managed assets)
Structural Leverage	34.91%
Effective Leverage	37.62%

Average Annual Total Return
(Inception 5/20/93)
	On Share Price	On NAV
1-Year	-1.27%	2.57%
5-Year	4.04%	4.86%
10-Year	5.03%	5.78%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited	22.2%
Health Care	17.7%
Education and Civic Organizations	12.8%
U.S. Guaranteed	11.8%
Water and Sewer	11.3%
Transportation	7.4%
Utilities	5.8%
Other	11.0%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

Nuveen Investments	17

NRB	Nuveen North Carolina
Performance	Dividend Advantage
OVERVIEW	Municipal Fund
as of May 31, 2011

Fund Snapshot
Common Share Price	$14.94
Common Share Net Asset Value (NAV)	$14.67
Premium/(Discount) to NAV	1.84%
Market Yield	5.62%
Taxable-Equivalent Yield1	8.46%
Net Assets Applicable to Common Shares ($000)	$33,337

Leverage
(as a % of managed assets)
Structural Leverage	32.64%
Effective Leverage	41.62%

Average Annual Total Return
(Inception 1/25/01)
	On Share Price	On NAV
1-Year	-2.16%	1.72%
5-Year	1.85%	5.16%
10-Year	5.47%	6.44%

Portfolio Composition3
(as a % of total investments)
Water and Sewer	30.7%
Health Care	16.5%
Tax Obligation/Limited	15.9%
U.S. Guaranteed	8.2%
Tax Obligation/General	7.0%
Education and Civic Organizations	5.8%
Transportation	5.7%
Utilities	5.2%
Other	5.0%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

18	Nuveen Investments

NNO	Nuveen North Carolina
Performance	Dividend Advantage
OVERVIEW	Municipal Fund 2
as of May 31, 2011

Fund Snapshot
Common Share Price	$14.21
Common Share Net Asset Value (NAV)	$14.55
Premium/(Discount) to NAV	-2.34%
Market Yield	5.74%
Taxable-Equivalent Yield1	8.64%
Net Assets Applicable to Common Shares ($000)	$54,593

Leverage
(as a % of managed assets)
Structural Leverage	35.23%
Effective Leverage	38.78%

Average Annual Total Return
(Inception 11/15/01)
	On Share Price	On NAV
1-Year	-4.55%	1.92%
5-Year	3.78%	4.91%
Since Inception	4.99%	5.78%

Portfolio Composition3
(as a % of total investments)
Health Care	22.7%
Tax Obligation/Limited	22.0%
Water and Sewer	19.4%
Transportation	8.3%
Education and Civic Organizations	7.1%
Tax Obligation/General	6.1%
U.S. Guaranteed	5.1%
Other	9.3%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

Nuveen Investments	19

NII	Nuveen North Carolina
Performance	Dividend Advantage
OVERVIEW	Municipal Fund 3
as of May 31, 2011

Fund Snapshot
Common Share Price	$14.22
Common Share Net Asset Value (NAV)	$14.21
Premium/(Discount) to NAV	0.07%
Market Yield	5.57%
Taxable-Equivalent Yield1	8.39%
Net Assets Applicable to Common Shares ($000)	$55,959

Leverage
(as a % of managed assets)
Structural Leverage	33.92%
Effective Leverage	39.29%

Average Annual Total Return
(Inception 9/25/02)
	On Share Price	On NAV
1-Year	-5.28%	1.79%
5-Year	4.85%	5.00%
Since Inception	4.56%	5.11%

Portfolio Composition3
(as a % of total investments)
Water and Sewer	27.6%
Tax Obligation/Limited	21.4%
Health Care	15.3%
U.S. Guaranteed	12.0%
Utilities	9.1%
Other	14.6%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

20	Nuveen Investments

NPG	Shareholder Meeting Report (Unaudited)
NZX
NKG
The annual meeting of shareholders was held in the offices of Nuveen Investments on November 16, 2010; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting for NRB and NNO was subsequently adjourned to January 6, 2011 and additionally adjourned to March 14, 2011.

	NPG		NZX		NKG
	Common and		Common and		Common and
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting	shares voting	shares voting
	together	together	together	together	together	together
	as a class	as a class	as a class	as a class	as a class	as a class
To approve the elimination of the Fund’s fundamental policy relating to investments in municipal securities and below investment grade securities.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—
To approve the new fundamental policy relating to investments in municipal securities for the Fund.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—
Approval of the Board Members was reached as follows:
William C. Hunter
For	—	2,647,539	—	1,310,311	—	2,922,834
Withhold	—	25,334	—	2,000	—	133,564
Total	—	2,672,873	—	1,312,311	—	3,056,398
William J. Schneider
For	—	2,647,539	—	1,310,311	—	2,922,834
Withhold	—	25,334	—	2,000	—	133,564
Total	—	2,672,873	—	1,312,311	—	3,056,398
Judith M. Stockdale
For	6,227,438	—	3,175,540	—	7,179,606	—
Withhold	103,606	—	55,867	—	266,202	—
Total	6,331,044	—	3,231,407	—	7,445,808	—
Carole E. Stone
For	6,227,438	—	3,175,540	—	7,180,195	—
Withhold	103,606	—	55,867	—	265,613	—
Total	6,331,044	—	3,231,407	—	7,445,808	—

Nuveen Investments	21

NNC	Shareholder Meeting Report (Unaudited) (continued)
NRB
NNO

	NNC		NRB		NNO
	Common and		Common and		Common and
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting	shares voting	shares voting
	together	together	together	together	together	together
	as a class	as a class	as a class	as a class	as a class	as a class
To approve the elimination of the Fund’s fundamental policy relating to investments in municipal securities and below investment grade securities.
For	—	—	2,044,858	—	3,446,564	—
Against	—	—	114,537	—	168,063	—
Abstain	—	—	63,655	—	94,998	—
Broker Non-Votes	—	—	474,457	—	820,613	—
Total	—	—	2,697,507	—	4,530,238	—
To approve the new fundamental policy relating to investments in municipal securities for the Fund.
For	—	—	2,069,018	—	3,455,125	—
Against	—	—	94,635	—	164,069	—
Abstain	—	—	59,397	—	90,431	—
Broker Non-Votes	—	—	474,457	—	820,613	—
Total	—	—	2,697,507	—	4,530,238	—
Approval of the Board Members was reached as follows:
William C. Hunter
For	—	2,277,588	—	866,679	—	1,647,111
Withhold	—	2,000	—	7,500	—	18,000
Total	—	2,279,588	—	874,179	—	1,665,111
William J. Schneider
For	—	2,277,588	—	866,679	—	1,647,111
Withhold	—	2,000	—	7,500	—	18,000
Total	—	2,279,588	—	874,179	—	1,665,111
Judith M. Stockdale
For	8,134,652	—	2,570,744	—	4,348,615	—
Withhold	131,136	—	105,162	—	147,242	—
Total	8,265,788	—	2,675,906	—	4,495,857	—
Carole E. Stone
For	8,143,601	—	2,570,744	—	4,360,486	—
Withhold	122,187	—	105,162	—	135,371	—
Total	8,265,788	—	2,675,906	—	4,495,857	—

22	Nuveen Investments

NII

	NII
	Common and
	Preferred	Preferred
	shares voting	shares voting
	together	together
	as a class	as a class
To approve the elimination of the Fund’s fundamental policy relating to investments in municipal securities and below investment grade securities.
For	—	—
Against	—	—
Abstain	—	—
Broker Non-Votes	—	—
Total	—	—
To approve the new fundamental policy relating to investments in municipal securities for the Fund.
For	—	—
Against	—	—
Abstain	—	—
Broker Non-Votes	—	—
Total	—	—
Approval of the Board Members was reached as follows:
William C. Hunter
For	—	2,512,732
Withhold	—	22,736
Total	—	2,535,468
William J. Schneider
For	—	2,512,732
Withhold	—	22,736
Total	—	2,535,468
Judith M. Stockdale
For	6,215,772	—
Withhold	139,418	—
Total	6,355,190	—
Carole E. Stone
For	6,228,212	—
Withhold	126,978	—
Total	6,355,190	—

Nuveen Investments	23

Report of Independent
Registered Public Accounting Firm

The Board of Trustees and Shareholders
Nuveen Georgia Premium Income Municipal Fund
Nuveen Georgia Dividend Advantage Municipal Fund
Nuveen Georgia Dividend Advantage Municipal Fund 2
Nuveen North Carolina Premium Income Municipal Fund
Nuveen North Carolina Dividend Advantage Municipal Fund
Nuveen North Carolina Dividend Advantage Municipal Fund 2
Nuveen North Carolina Dividend Advantage Municipal Fund 3

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Georgia Premium Income Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund 2, Nuveen North Carolina Premium Income Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund 2, and Nuveen North Carolina Dividend Advantage Municipal Fund 3 (the “Funds”) as of May 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Georgia Premium Income Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund 2, Nuveen North Carolina Premium Income Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund 2, and Nuveen North Carolina Dividend Advantage Municipal Fund 3 at May 31, 2011, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
July 28, 2011

24	Nuveen Investments

Nuveen Georgia Premium Income Municipal Fund
NPG	Portfolio of Investments
May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 1.5% (1.0% of Total Investments)
$1,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	5/12 at 100.00	BBB	$815,940
	Education and Civic Organizations – 24.0% (16.2% of Total Investments)
750	Athens Housing Authority, Georgia, Student Housing Lease Revenue Bonds, UGAREF East Campus Housing LLC Project, Series 2009, 5.250%, 6/15/35	6/19 at 100.00	Aa2	762,765
1,000	Athens-Clarke County Unified Government Development Authority, Georgia, Educational Facilities Revenue Bonds, UGAREF CCRC Building LLC Project, Series 2002, 5.000%, 12/15/16 – AMBAC Insured	12/12 at 100.00	N/R	1,034,310
2,800	Atlanta Development Authority, Georgia, Educational Facilities Revenue Bonds, Science Park LLC Project, Series 2007, 5.000%, 7/01/39	7/17 at 100.00	Aa3	2,783,144
1,550	Bulloch County Development Authority, Georgia, Student Housing and Athletic Facility Lease Revenue Bonds, Georgia Southern University, Series 2004, 5.250%, 8/01/21 – SYNCORA GTY Insured	8/14 at 100.00	A1	1,609,675
700	Carrollton Payroll Development Authority, Georgia, Student Housing Revenue Bonds, University of West Georgia, Series 2004A, 5.000%, 9/01/21 – SYNCORA GTY Insured	9/14 at 100.00	A1	726,670
1,535	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004, 5.250%, 5/01/15 – NPFG Insured	5/14 at 100.00	Aa3	1,699,675
150	Georgia Higher Education Facilities Authority, Revenue Bonds, USG Real Estate Foundation I LLC Project, Series 2008, 6.000%, 6/15/28	6/18 at 100.00	A2	163,773
	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2009B, Trust 3404:
270	17.087%, 3/01/17 (IF)	No Opt. Call	AA	320,825
430	17.115%, 3/01/17 (IF)	No Opt. Call	AA	485,608
1,180	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Atlantic State University, Compass Point LLC Project, Series 2005, 5.000%, 7/01/25 – SYNCORA GTY Insured	7/15 at 100.00	A2	1,201,523
1,490	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Center LLC, Series 2005A, 5.000%, 12/01/34 – SYNCORA GTY Insured	12/15 at 100.00	A3	1,492,086
500	Savannah Economic Development Authority, Georgia, Revenue Bonds, GTREP Project, Series 2002, 5.000%, 7/01/22 – NPFG Insured	7/12 at 100.00	Aa3	507,250
12,355	Total Education and Civic Organizations			12,787,304
	Health Care – 14.7% (9.9% of Total Investments)
	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
100	5.000%, 12/01/19	12/14 at 100.00	BBB–	101,451
900	5.250%, 12/01/22	12/14 at 100.00	BBB–	904,131
185	5.000%, 12/01/26	12/14 at 100.00	BBB–	171,249
100	Coweta County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc. Project, Series 2010, 5.000%, 6/15/40	6/20 at 100.00	AA–	93,198
1,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.000%, 12/01/40	12/20 at 100.00	N/R	996,630
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B:
300	5.125%, 2/15/40	No Opt. Call	A+	285,072
1,700	5.250%, 2/15/45	2/41 at 100.00	A+	1,632,476
900	Houston County Hospital Authority, Georgia, Revenue Bonds, Houston Healthcare Project, Series 2007, 5.250%, 10/01/35	10/17 at 100.00	A2	882,963
225	Macon-Bibb County Hospital Authority, Georgia, Revenue Anticipation Certificates, Medical Center of Central Georgia Inc., Series 2009, 5.000%, 8/01/35	8/19 at 100.00	AA	215,255
770	Royston Hospital Authority, Georgia, Revenue Anticipation Certificates, Ty Cobb Healthcare System Inc., Series 1999, 6.700%, 7/01/16	7/11 at 100.00	N/R	769,908
1,000	Savannah Hospital Authority, Georgia, Revenue Bonds, St. Joseph’s/Candler Health System, Series 2003, 5.250%, 7/01/23 – RAAI Insured	1/14 at 100.00	Baa1	1,001,750

Nuveen Investments	25

Nuveen Georgia Premium Income Municipal Fund (continued)
NPG	Portfolio of Investments
May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$800	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center, Series 2007, 5.000%, 10/01/33	10/17 at 100.00	A+	$755,736
7,980	Total Health Care			7,809,819
	Housing/Multifamily – 1.6% (1.1% of Total Investments)
1,000	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, KSU Village II Real Estate Foundation LLC Project, Series 2007A, 5.250%, 7/15/38 – AMBAC Insured	7/17 at 100.00	Baa2	856,770
	Housing/Single Family – 1.7% (1.1% of Total Investments)
900	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2002B-2, 5.350%, 12/01/22 (Alternative Minimum Tax)	12/11 at 100.00	AAA	903,078
	Materials – 1.9% (1.3% of Total Investments)
1,000	Richmond County Development Authority, Georgia, Environmental Improvement Revenue Bonds, International Paper Company, Series 2001A, 6.250%, 2/01/25 (Alternative Minimum Tax)	8/11 at 101.00	BBB	1,009,560
	Tax Obligation/General – 35.6% (24.0% of Total Investments)
540	Cherokee County Resource Recovery Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/17 at 100.00	AA+	515,387
500	Clarke County Hospital Authority, Georgia, Hospital Revenue Bonds, Athens Regional Medical Center, Series 2007, 5.000%, 1/01/27 – NPFG Insured	1/17 at 100.00	Aa1	511,460
2,000	Clarke County Hospital Authority, Georgia, Hospital Revenue Certificates, Athens Regional Medical Center, Series 2002, 5.125%, 1/01/32 – NPFG Insured	1/12 at 101.00	Aa1	2,003,380
2,215	Decatur, Georgia, General Obligation Bonds, Series 2007, 5.000%, 1/01/31 – AGM Insured	1/17 at 100.00	AA+	2,333,281
3,000	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd Medical Center Project, Series 2002, 5.200%, 7/01/32 – NPFG Insured	7/12 at 101.00	Aa2	3,015,960
1,090	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd Medical Center, Series 2003, 5.000%, 7/01/19 – NPFG Insured	7/13 at 101.00	Aa2	1,140,543
1,000	Georgia Environmental Loan Acquisition Corporation, Local Government Loan Securitization Bonds, Loan Pool Series 2011, 5.125%, 3/15/31	3/21 at 100.00	Aaa	1,027,320
905	Georgia Municipal Association Inc., Certificates of Participation, Riverdale Public Purpose Project, Series 2009, 5.375%, 5/01/32 – AGC Insured	5/19 at 100.00	AA+	934,385
1,000	Georgia State, General Obligation Bonds, Series 2005B, 5.000%, 7/01/15	No Opt. Call	AAA	1,158,120
100	Georgia State, General Obligation Bonds, Series 2007E, 5.000%, 8/01/24	8/17 at 100.00	AAA	110,362
210	Georgia State, General Obligation Bonds, Series 2009B, 5.000%, 1/01/26	1/19 at 100.00	AAA	232,659
1,800	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/36 (UB)	2/18 at 100.00	AAA	1,854,882
1,060	Henry County Hospital Authority, Georgia, Revenue Certificates, Henry Medical Center, Series 2004, 5.000%, 7/01/20 – NPFG Insured	7/14 at 101.00	Aa1	1,117,176
2,500	Paulding County School District, Georgia, General Obligation Bonds, Series 2007, 5.000%, 2/01/33	2/17 at 100.00	AA+	2,547,350
500	Wayne County Hospital Authority, Georgia, Hospital Revenue Bonds, Series 2006, 5.000%, 3/01/23 – SYNCORA GTY Insured	3/16 at 100.00	N/R	489,185
18,420	Total Tax Obligation/General			18,991,450
	Tax Obligation/Limited – 21.7% (14.6% of Total Investments)
	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Series 2007:
70	5.250%, 12/01/19 – AGC Insured	No Opt. Call	AA+	74,837
420	5.000%, 12/01/23 – AGC Insured	12/17 at 100.00	AA+	425,393
750	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	No Opt. Call	A–	783,683
50	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B, 5.400%, 1/01/20	7/15 at 100.00	A–	50,802
2,000	Cobb-Marietta Coliseum and Exhibit Hall Authority, Cobb County, Georgia, Revenue Bonds, Performing Arts Center, Series 2004, 5.000%, 1/01/22	1/14 at 100.00	AAA	2,159,760

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$25	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding Series 2005, 5.500%, 10/01/26 – NPFG Insured	No Opt. Call	A+	$29,345
3,890	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Refunding Bonds, Series 1993, 5.625%, 10/01/26 – NPFG Insured	10/19 at 100.00	Baa1	4,108,112
2,600	Macon-Bibb County Urban Development Authority, Georgia, Revenue Refunding Bonds, Public Facilities Projects, Series 2002A, 5.375%, 8/01/17	8/12 at 101.00	AA	2,758,522
1,000	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20 – AMBAC Insured	No Opt. Call	Aa2	1,188,370
10,805	Total Tax Obligation/Limited			11,578,824
	Transportation – 4.8% (3.2% of Total Investments)
215	Atlanta, Georgia, Airport General Revenue Bonds, Series 2000B, 5.625%, 1/01/30 – FGIC Insured (Alternative Minimum Tax)	7/11 at 100.50	A+	215,587
2,290	Atlanta, Georgia, Airport General Revenue Bonds, Series 2004G, 5.000%, 1/01/26 – AGM Insured	1/15 at 100.00	AA+	2,341,479
2,505	Total Transportation			2,557,066
	U.S. Guaranteed – 7.6% (5.1% of Total Investments) (4)
735	Coweta County Development Authority, Georgia, Revenue Bonds, Newnan Water and Sewer, and Light Commission Project, Series 2002, 5.250%, 1/01/18 (Pre-refunded 1/01/13) – FGIC Insured	1/13 at 100.00	N/R (4)	791,147
25	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993Z, 5.500%, 1/01/20 (Pre-refunded 1/01/17) – FGIC Insured	1/17 at 100.00	A+ (4)	28,207
500	Georgia, General Obligation Bonds, Series 2002D, 5.000%, 8/01/16 (Pre-refunded 8/01/12)	8/12 at 100.00	AAA	527,680
2,550	Gwinnett County Hospital Authority, Georgia, Revenue Anticipation Certificates, Gwinnett Hospital System Inc. Project, Series 1997B, 5.300%, 9/01/27 (Pre-refunded 2/14/12) – NPFG Insured	2/12 at 102.00	Aaa	2,685,992
3,810	Total U.S. Guaranteed			4,033,026
	Utilities – 10.0% (6.8% of Total Investments)
1,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Project 1, Series 2007A, 5.000%, 1/01/25 – NPFG Insured	1/17 at 100.00	A	1,030,630
975	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993Z, 5.500%, 1/01/20 – FGIC Insured	No Opt. Call	A+	1,082,572
1,000	Municipal Electric Authority of Georgia, Combustion Turbine Revenue Bonds, Series 2003A, 5.000%, 11/01/20 – NPFG Insured	11/13 at 100.00	A1	1,072,570
1,000	Municipal Electric Authority of Georgia, Project One Subordinated Lien Revenue Bonds, Series 2003A, 5.000%, 1/01/22 – NPFG Insured	1/13 at 100.00	A2	1,040,300
1,200	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	7/17 at 100.00	BBB–	1,115,148
5,175	Total Utilities			5,341,220
	Water and Sewer – 23.3% (15.7% of Total Investments)
190	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.000%, 11/01/38 – FGIC Insured	8/11 at 100.00	A1	182,729
1,225	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.000%, 11/01/24 – AGM Insured	11/14 at 100.00	AA+	1,263,208
2,490	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001, 5.000%, 8/01/35 – AGM Insured	8/18 at 100.00	AA+	2,550,831
335	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2001, 5.250%, 6/01/26 – AMBAC Insured	6/13 at 100.00	Aa2	342,605
	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2007:
500	5.000%, 6/01/32	6/18 at 100.00	Aa2	513,210
150	5.000%, 6/01/37	6/18 at 100.00	Aa2	152,166
890	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewer Revenue Bonds, Series 2007, 5.000%, 6/01/37 – NPFG Insured	6/17 at 100.00	Aa2	905,913

Nuveen Investments	27

Nuveen Georgia Premium Income Municipal Fund (continued)
NPG	Portfolio of Investments
May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$750	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2007, 5.000%, 4/01/37 – AGM Insured	4/17 at 100.00	Aaa	$766,500
1,950	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.000%, 1/01/22 – FGIC Insured	1/14 at 100.00	AA–	2,088,392
500	Georgia Environmental Loan Acquisition Corporation, Local Government Loan Securitization Bonds, Cobb County-Marietta Water Authority Loans, Series 2011, 5.250%, 2/15/36	2/21 at 100.00	Aaa	516,275
1,000	Midgeville, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 1996, 6.000%, 12/01/21 – AGM Insured	No Opt. Call	AA+	1,164,140
1,000	Unified Government of Athens-Clarke County, Georgia, Water and Sewerage Revenue Bonds, Series 2008, 5.500%, 1/01/38	1/19 at 100.00	Aa2	1,054,740
890	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, The Oconee-Hard Creek Reservoir Project, Series 2008, 5.000%, 2/01/38 – AGM Insured	2/18 at 100.00	Aa2	901,762
11,870	Total Water and Sewer			12,402,471
$76,820	Total Investments (cost $77,314,411) – 148.4%			79,086,528
	Floating Rate Obligations – (2.2)%			(1,190,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (53.2)% (5)			(28,340,000)
	Other Assets Less Liabilities – 7.0%			3,737,247
	Net Assets Applicable to Common Shares – 100%			$53,293,775

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.8%.
N/R	Not rated.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

28	Nuveen Investments

Nuveen Georgia Dividend Advantage Municipal Fund
NZX	Portfolio of Investments
May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 13.8% (9.5% of Total Investments)
$500	Athens Housing Authority, Georgia, Student Housing Lease Revenue Bonds, UGAREF East Campus Housing LLC Project, Series 2009, 5.250%, 6/15/35	6/19 at 100.00	Aa2	$508,510
1,200	Atlanta Development Authority, Georgia, Educational Facilities Revenue Bonds, Science Park LLC Project, Series 2007, 5.000%, 7/01/39	7/17 at 100.00	Aa3	1,192,776
1,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Athletic Association, Series 2001, 5.000%, 10/01/20 – AMBAC Insured	4/12 at 100.00	N/R	1,007,380
	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2009B, Trust 3404:
145	17.087%, 3/01/17 (IF)	No Opt. Call	AA	172,295
230	17.115%, 3/01/17 (IF)	No Opt. Call	AA	259,744
750	Savannah Economic Development Authority, Georgia, Revenue Bonds, GTREP Project, Series 2002, 5.000%, 7/01/19 – NPFG Insured	7/12 at 100.00	Aa3	765,608
3,825	Total Education and Civic Organizations			3,906,313
	Energy – 1.9% (1.3% of Total Investments)
650	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	Baa3	541,275
	Health Care – 23.2% (15.9% of Total Investments)
105	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1997, 5.250%, 12/01/12	8/11 at 100.00	BB+	103,812
190	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998, 5.375%, 12/01/28	12/11 at 100.00	BB+	155,922
500	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.250%, 12/01/22	12/14 at 100.00	BBB–	502,295
115	Coweta County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc. Project, Series 2010, 5.000%, 6/15/40	6/20 at 100.00	AA–	107,178
500	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.000%, 12/01/40	12/20 at 100.00	N/R	498,315
600	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B, 5.250%, 2/15/45	2/41 at 100.00	A+	576,168
500	Houston County Hospital Authority, Georgia, Revenue Bonds, Houston Healthcare Project, Series 2007, 5.250%, 10/01/35	10/17 at 100.00	A2	490,535
	Macon-Bibb County Hospital Authority, Georgia, Revenue Anticipation Certificates, Medical Center of Central Georgia Inc., Series 2009:
200	5.000%, 8/01/32	8/19 at 100.00	AA	196,146
300	5.000%, 8/01/35	8/19 at 100.00	AA	287,007
	Royston Hospital Authority, Georgia, Revenue Anticipation Certificates, Ty Cobb Healthcare System Inc., Series 1999:
200	6.700%, 7/01/16	7/11 at 100.00	N/R	199,976
250	6.500%, 7/01/27	7/11 at 100.00	N/R	225,768
500	Savannah Hospital Authority, Georgia, Revenue Bonds, St. Joseph’s/Candler Health System, Series 2003, 5.250%, 7/01/23 – RAAI Insured	1/14 at 100.00	Baa1	500,875
2,000	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center, Series 2002, 5.250%,	10/12 at 101.00	A+	2,003,760
	10/01/27 – AMBAC Insured
750	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center, Series 2007, 5.000%, 10/01/33	10/17 at 100.00	A+	708,503
6,710	Total Health Care			6,556,260

Nuveen Investments	29

Nuveen Georgia Dividend Advantage Municipal Fund (continued)
NZX	Portfolio of Investments
May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 1.1% (0.7% of Total Investments)
$350	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, KSU Village II Real Estate Foundation LLC Project, Series 2007A, 5.250%, 7/15/38 – AMBAC Insured	7/17 at 100.00	Baa2	$299,870
	Housing/Single Family – 12.9% (8.8% of Total Investments)
650	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2002B-2, 5.350%, 12/01/22 (Alternative Minimum Tax)	12/11 at 100.00	AAA	652,223
1,000	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2006C-2, 4.500%, 12/01/27 (Alternative Minimum Tax)	12/15 at 100.00	AAA	931,490
2,000	Georgia Housing and Finance Authority, Single Family Mortgage Resolution 1 Bonds, Series 2002A-2, 5.450%, 12/01/22 (Alternative Minimum Tax)	12/11 at 100.00	AAA	2,061,000
3,650	Total Housing/Single Family			3,644,713
	Industrials – 3.5% (2.4% of Total Investments)
1,000	Cartersville Development Authority, Georgia, Waste and Wastewater Facilities Revenue Refunding Bonds, Anheuser Busch Cos. Inc. Project, Series 2002, 5.950%, 2/01/32 (Alternative Minimum Tax)	2/12 at 100.00	A–	1,005,450
	Long-Term Care – 0.9% (0.6% of Total Investments)
250	Medical Center Hospital Authority, Georgia, Revenue Bonds, Spring Harbor at Green Island, Series 2007, 5.000%, 7/01/11	No Opt. Call	N/R	249,895
	Materials – 2.2% (1.5% of Total Investments)
20	Richmond County Development Authority, Georgia, Environmental Improvement Revenue Bonds, International Paper Company, Series 2003A, 5.750%, 11/01/27 (Alternative Minimum Tax)	11/13 at 100.00	BBB	20,028
600	Richmond County Development Authority, Georgia, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2002A, 6.000%, 2/01/25 (Alternative Minimum Tax)	2/12 at 101.00	BBB	602,004
620	Total Materials			622,032
	Tax Obligation/General – 28.9% (19.8% of Total Investments)
360	Cherokee County Resource Recovery Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/17 at 100.00	AA+	343,591
500	Clarke County Hospital Authority, Georgia, Hospital Revenue Bonds, Athens Regional Medical Center, Series 2007, 5.000%, 1/01/27 – NPFG Insured	1/17 at 100.00	Aa1	511,460
1,000	Clarke County Hospital Authority, Georgia, Hospital Revenue Certificates, Athens Regional Medical Center, Series 2002, 5.375%, 1/01/19 – NPFG Insured	1/12 at 101.00	Aa1	1,022,430
200	Decatur, Georgia, General Obligation Bonds, Series 2007, 5.000%, 1/01/31 – AGM Insured	1/17 at 100.00	AA+	210,680
2,000	Georgia Environmental Loan Acquisition Corporation, Local Government Loan Securitization Bonds, Loan Pool Series 2011, 5.125%, 3/15/31	3/21 at 100.00	Aaa	2,054,640
250	Georgia Municipal Association Inc., Certificates of Participation, Riverdale Public Purpose Project, Series 2009, 5.500%, 5/01/38 – AGC Insured	5/19 at 100.00	AA+	257,008
500	Georgia State, General Obligation Bonds, Series 2005B, 5.000%, 7/01/15	No Opt. Call	AAA	579,060
700	Georgia State, General Obligation Bonds, Series 2007E, 5.000%, 8/01/24	8/17 at 100.00	AAA	772,534
100	Georgia State, General Obligation Bonds, Series 2009B, 5.000%, 1/01/26	1/19 at 100.00	AAA	110,790
1,000	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/36 (UB)	2/18 at 100.00	AAA	1,030,490
500	Henry County Hospital Authority, Georgia, Revenue Certificates, Henry Medical Center, Series 2004, 5.000%, 7/01/20 – NPFG Insured	7/14 at 101.00	Aa1	526,970
150	La Grange-Troup County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2008A, 5.500%, 7/01/38	7/18 at 100.00	Aa2	150,428
600	Paulding County School District, Georgia, General Obligation Bonds, Series 2007, 5.000%, 2/01/33	2/17 at 100.00	AA+	611,364
7,860	Total Tax Obligation/General			8,181,445

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 10.3% (7.1% of Total Investments)
$40	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Series 2007, 5.000%, 12/01/23 – AGC Insured	12/17 at 100.00	AA+	$40,514
500	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 7.375%, 1/01/31	No Opt. Call	N/R	509,080
100	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	No Opt. Call	A–	104,491
	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B:
300	5.400%, 1/01/20	7/15 at 100.00	A–	304,812
75	5.600%, 1/01/30	7/15 at 100.00	A–	71,744
215	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	N/R	184,980
	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Refunding Bonds, Series 1993:
20	5.500%, 10/01/18 – NPFG Insured	No Opt. Call	Baa1	21,191
65	5.625%, 10/01/26 – NPFG Insured	10/19 at 100.00	Baa1	68,645
1,525	Macon-Bibb County Urban Development Authority, Georgia, Revenue Refunding Bonds, Public Facilities Projects, Series 2002A, 5.000%, 8/01/14	8/12 at 101.00	AA	1,614,319
2,840	Total Tax Obligation/Limited			2,919,776
	Transportation – 7.1% (4.9% of Total Investments)
1,000	Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series 2000A, 5.400%, 1/01/15 – FGIC Insured	7/11 at 100.50	A+	1,007,950
1,000	Atlanta, Georgia, Airport Passenger Facilities Charge Revenue Bonds, Refunding Series 2004C, 5.000%, 1/01/33 – AGM Insured	7/14 at 100.00	AA+	1,002,080
2,000	Total Transportation			2,010,030
	U.S. Guaranteed – 18.0% (12.3% of Total Investments) (4)
1,000	Athens Housing Authority, Georgia, Student Housing Lease Revenue Bonds, UGAREF East Campus Housing LLC Project, Series 2002, 5.250%, 12/01/21 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	Aa2 (4)	1,069,720
1,500	Coweta County Development Authority, Georgia, Revenue Bonds, Newnan Water and Sewer, and Light Commission Project, Series 2002, 5.250%, 1/01/18 (Pre-refunded 1/01/13) – FGIC Insured	1/13 at 100.00	N/R (4)	1,614,585
1,100	Gwinnett County Hospital Authority, Georgia, Revenue Anticipation Certificates, Gwinnett Hospital System Inc. Project, Series 1997B, 5.300%, 9/01/27 (Pre-refunded 2/14/12) – NPFG Insured	2/12 at 102.00	Aaa	1,158,663
1,200	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2001, 5.750%, 10/01/31 (Pre-refunded 10/01/11)	10/11 at 102.00	Baa2 (4)	1,245,768
4,800	Total U.S. Guaranteed			5,088,736
	Utilities – 1.9% (1.3% of Total Investments)
500	Municipal Electric Authority of Georgia, Combustion Turbine Revenue Bonds, Series 2003A, 5.250%, 11/01/15 – NPFG Insured	11/13 at 100.00	A1	543,685
	Water and Sewer – 20.2% (13.9% of Total Investments)
1,200	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.000%, 11/01/24 – AGM Insured	11/14 at 100.00	AA+	1,237,428
625	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001, 5.000%, 8/01/35 – AGM Insured	8/18 at 100.00	AA+	640,269
350	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2007, 5.000%, 6/01/37	6/18 at 100.00	Aa2	355,054
890	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewer Revenue Bonds, Series 2007, 5.000%, 6/01/37 – NPFG Insured	6/17 at 100.00	Aa2	905,913
375	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2007, 5.000%, 4/01/37 – AGM Insured	4/17 at 100.00	Aaa	383,250
Nuveen Investments	31

Nuveen Georgia Dividend Advantage Municipal Fund (continued)
NZX	Portfolio of Investments
May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$500	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.000%, 1/01/22 – FGIC Insured	1/14 at 100.00	AA–	$535,485
1,395	Macon Water Authority, Georgia, Water and Sewer Revenue Bonds, Series 2001B, 5.000%, 10/01/21	10/11 at 101.00	Aa1	1,428,620
230	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, The Oconee-Hard Creek Reservoir Project, Series 2008, 5.000%, 2/01/38 – AGM Insured	2/18 at 100.00	Aa2	233,035
5,565	Total Water and Sewer			5,719,054
$40,620	Total Investments (cost $40,715,431) – 145.9%			41,288,534
	Floating Rate Obligations – (2.3)%			(660,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (50.7)% (5)			(14,340,000)
	Other Assets Less Liabilities – 7.1%			2,007,575
	Net Assets Applicable to Common Shares – 100%			$28,296,109

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.7%.
N/R	Not rated.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

32	Nuveen Investments

Nuveen Georgia Dividend Advantage Municipal Fund 2
NKG	Portfolio of Investments
May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 2.6% (1.7% of Total Investments)
$2,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	5/12 at 100.00	BBB	$1,631,880
	Education and Civic Organizations – 17.6% (11.7% of Total Investments)
2,320	Athens Housing Authority, Georgia, Student Housing Lease Revenue Bonds, UGAREF East Campus Housing LLC Project, Series 2002, 5.000%, 12/01/33 – AMBAC Insured	12/12 at 100.00	Aa2	2,331,136
500	Athens Housing Authority, Georgia, Student Housing Lease Revenue Bonds, UGAREF East Campus Housing LLC Project, Series 2009, 5.250%, 6/15/35	6/19 at 100.00	Aa2	508,510
1,225	Athens-Clarke County Unified Government Development Authority, Georgia, Educational Facilities Revenue Bonds, UGAREF CCRC Building LLC Project, Series 2002, 5.000%, 12/15/18 – AMBAC Insured	12/12 at 100.00	N/R	1,253,420
3,000	Atlanta Development Authority, Georgia, Educational Facilities Revenue Bonds, Science Park LLC Project, Series 2007, 5.000%, 7/01/39	7/17 at 100.00	Aa3	2,981,940
2,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia	11/13 at 100.00	Aa3	2,047,800
	Tech – Klaus Parking and Family Housing, Series 2003, 5.000%, 11/01/23 –
	NPFG Insured
1,050	Fulton County Development Authority, Georgia, Revenue Bonds, TUFF Morehouse Project, Series 2002A, 5.000%, 2/01/34 – AMBAC Insured	2/12 at 100.00	A2	1,025,567
	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2009B, Trust 3404:
315	17.087%, 3/01/17 (IF)	No Opt. Call	AA	374,296
490	17.115%, 3/01/17 (IF)	No Opt. Call	AA	553,367
10,900	Total Education and Civic Organizations			11,076,036
	Health Care – 17.4% (11.5% of Total Investments)
100	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1997, 5.250%, 12/01/12	8/11 at 100.00	BB+	98,869
	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:
65	5.250%, 12/01/22	8/11 at 100.00	BB+	57,051
550	5.375%, 12/01/28	12/11 at 100.00	BB+	451,352
	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
185	5.000%, 12/01/19	12/14 at 100.00	BBB–	187,684
1,000	5.250%, 12/01/22	12/14 at 100.00	BBB–	1,004,590
500	Coweta County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc. Project, Series 2010, 5.000%, 6/15/40	6/20 at 100.00	AA–	465,990
1,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.000%, 12/01/40	12/20 at 100.00	N/R	996,630
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B:
700	5.125%, 2/15/40	No Opt. Call	A+	665,168
1,645	5.250%, 2/15/45	2/41 at 100.00	A+	1,579,661
1,140	Houston County Hospital Authority, Georgia, Revenue Bonds, Houston Healthcare Project, Series 2007, 5.250%, 10/01/35	10/17 at 100.00	A2	1,118,420
	Macon-Bibb County Hospital Authority, Georgia, Revenue Anticipation Certificates, Medical Center of Central Georgia Inc., Series 2009:
200	5.000%, 8/01/32	8/19 at 100.00	AA	196,146
450	5.000%, 8/01/35	8/19 at 100.00	AA	430,511
	Royston Hospital Authority, Georgia, Revenue Anticipation Certificates, Ty Cobb Healthcare System Inc., Series 1999:
350	6.700%, 7/01/16	7/11 at 100.00	N/R	349,958
650	6.500%, 7/01/27	7/11 at 100.00	N/R	586,996

Nuveen Investments	33

Nuveen Georgia Dividend Advantage Municipal Fund 2 (continued)
NKG	Portfolio of Investments
May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$2,000	Savannah Hospital Authority, Georgia, Revenue Bonds, St. Joseph’s/Candler Health System, Series 2003, 5.250%, 7/01/23 – RAAI Insured	1/14 at 100.00	Baa1	$2,003,500
750	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center, Series 2007, 5.000%, 10/01/33	10/17 at 100.00	A+	708,503
11,285	Total Health Care			10,901,029
	Housing/Multifamily – 4.7% (3.1% of Total Investments)
25	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, KSU Village II Real Estate Foundation LLC Project, Series 2007A, 5.250%, 7/15/38 – AMBAC Insured	7/17 at 100.00	Baa2	21,419
	Savannah Economic Development Authority, Georgia, GNMA Collateralized Multifamily Housing Revenue Bonds, Snap I-II-III Apartments, Series 2002A:
500	5.150%, 11/20/22 (Alternative Minimum Tax)	11/12 at 102.00	AAA	508,315
980	5.200%, 11/20/27 (Alternative Minimum Tax)	11/12 at 102.00	AAA	980,902
1,465	5.250%, 11/20/32 (Alternative Minimum Tax)	11/12 at 102.00	AAA	1,455,653
2,970	Total Housing/Multifamily			2,966,289
	Housing/Single Family – 0.4% (0.3% of Total Investments)
170	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2006C-2, 4.550%, 12/01/31 (Alternative Minimum Tax)	12/15 at 100.00	AAA	153,585
100	Georgia Housing and Finance Authority, Single Family Mortgage Resolution 1 Bonds, Series 2001B-2, 5.400%, 12/01/31 (Alternative Minimum Tax)	12/11 at 100.00	AAA	103,085
270	Total Housing/Single Family			256,670
	Industrials – 3.2% (2.1% of Total Investments)
2,190	Cobb County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Georgia Waste Management Project, Series 2004A, 5.000%, 4/01/33 (Alternative Minimum Tax)	4/16 at 101.00	BBB	1,982,738
	Long Term Care – 0.4% (0.3% of Total Investments)
250	Medical Center Hospital Authority, Georgia, Revenue Bonds, Spring Harbor at Green Island, Series 2007, 5.000%, 7/01/11	No Opt. Call	N/R	249,895
	Materials – 2.6% (1.7% of Total Investments)
1,000	Richmond County Development Authority, Georgia, Environmental Improvement Revenue Bonds, International Paper Company, Series 2001A, 6.250%, 2/01/25 (Alternative Minimum Tax)	8/11 at 101.00	BBB	1,009,560
250	Richmond County Development Authority, Georgia, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2002A, 6.000%, 2/01/25 (Alternative Minimum Tax)	2/12 at 101.00	BBB	250,835
370	Savannah Economic Development Authority, Georgia, Pollution Control Revenue Bonds, Union Camp Corporation, Series 1995, 6.150%, 3/01/17	No Opt. Call	Baa3	399,918
1,620	Total Materials			1,660,313
	Tax Obligation/General – 30.2% (20.0% of Total Investments)
600	Cherokee County Resource Recovery Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/17 at 100.00	AA+	572,652
900	Decatur, Georgia, General Obligation Bonds, Series 2007, 5.000%, 1/01/31 – AGM Insured	1/17 at 100.00	AA+	948,060
1,000	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd Medical Center Project, Series 2002, 5.200%, 7/01/32 – NPFG Insured	7/12 at 101.00	Aa2	1,005,320
1,000	Forsyth County, Georgia, General Obligation Bonds, Series 2004, 5.250%, 3/01/19	3/14 at 101.00	Aaa	1,100,510
1,000	Georgia Environmental Loan Acquisition Corporation, Local Government Loan Securitization Bonds, Loan Pool Series 2011, 5.125%, 3/15/31	3/21 at 100.00	Aaa	1,027,320
915	Georgia Municipal Association Inc., Certificates of Participation, Riverdale Public Purpose Project, Series 2009, 5.500%, 5/01/38 – AGC Insured	5/19 at 100.00	AA+	940,647
1,000	Georgia State, General Obligation Bonds, Series 2005B, 5.000%, 7/01/15	No Opt. Call	AAA	1,158,120

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,700	Georgia State, General Obligation Bonds, Series 2007E, 5.000%, 8/01/24	8/17 at 100.00	AAA	$1,876,154
1,645	Georgia State, General Obligation Bonds, Series 2009B, 5.000%, 1/01/26	1/19 at 100.00	AAA	1,822,496
750	Georgia, General Obligation Bonds, Series 1998D, 5.250%, 10/01/15	No Opt. Call	AAA	882,218
2,100	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/36 (UB)	2/18 at 100.00	AAA	2,164,029
295	La Grange-Troup County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2008A, 5.500%, 7/01/38	7/18 at 100.00	Aa2	295,841
	Oconee County, Georgia, General Obligation Bonds, Recreation Project, Series 2003:
1,410	5.500%, 1/01/23 – AMBAC Insured	1/13 at 101.00	Aa2	1,501,086
1,470	5.250%, 1/01/26 – AMBAC Insured	1/13 at 101.00	Aa2	1,534,754
1,200	Paulding County School District, Georgia, General Obligation Bonds, Series 2007, 5.000%, 2/01/33	2/17 at 100.00	AA+	1,222,728
950	Wayne County Hospital Authority, Georgia, Hospital Revenue Bonds, Series 2006, 5.000%, 3/01/23 – SYNCORA GTY Insured	3/16 at 100.00	N/R	929,452
17,935	Total Tax Obligation/General			18,981,387
	Tax Obligation/Limited – 17.5% (11.6% of Total Investments)
	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Series 2007:
5	5.250%, 12/01/21 – AGC Insured	No Opt. Call	AA+	5,233
620	5.000%, 12/01/23 – AGC Insured	12/17 at 100.00	AA+	627,961
1,000	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 7.375%, 1/01/31	No Opt. Call	N/R	1,018,160
500	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	No Opt. Call	A–	522,455
	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B:
450	5.400%, 1/01/20	7/15 at 100.00	A–	457,218
350	5.600%, 1/01/30	7/15 at 100.00	A–	334,803
340	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	N/R	292,526
	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Refunding Bonds, Series 1993:
145	5.500%, 10/01/18 – NPFG Insured	No Opt. Call	Baa1	153,638
1,755	5.625%, 10/01/26 – NPFG Insured	10/19 at 100.00	Baa1	1,853,403
750	Georgia Municipal Association Inc., Certificates of Participation, Atlanta Court Project, Series 2002, 5.125%, 12/01/21 – AMBAC Insured	6/12 at 101.00	N/R	761,640
2,500	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20 – AMBAC Insured	No Opt. Call	Aa2	2,970,925
1,945	Tift County Hospital Authority, Georgia, Revenue Anticipation Bonds, Tift Regional Medical Center, Series 2002, 5.250%, 12/01/19 – AMBAC Insured	12/12 at 101.00	Aa3	1,982,500
10,360	Total Tax Obligation/Limited			10,980,462
	Transportation – 5.1% (3.4% of Total Investments)
3,195	Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series 2000A, 5.500%, 1/01/21 – FGIC Insured	1/12 at 100.00	A+	3,221,327
	U.S. Guaranteed – 14.7% (9.7% of Total Investments) (4)
180	Athens Housing Authority, Georgia, Student Housing Lease Revenue Bonds, UGAREF East Campus Housing LLC Project, Series 2002, 5.000%, 12/01/33 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	Aa2 (4)	191,880
1,000	Augusta, Georgia, Water and Sewerage Revenue Bonds, Series 2002, 5.250%, 10/01/22 (Pre-refunded 10/01/12) – AGM Insured	10/12 at 100.00	AA+ (4)	1,066,020
1,000	Cherokee County School System, Georgia, General Obligation Bonds, Series 2003, 5.000%, 8/01/16 (Pre-refunded 8/01/13) – NPFG Insured	8/13 at 100.00	AA+ (4)	1,097,580

Nuveen Investments	35

Nuveen Georgia Dividend Advantage Municipal Fund 2 (continued)
NKG	Portfolio of Investments
May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
	Newnan Hospital Authority, Georgia, Revenue Anticipation Certificates, Newnan Hospital Inc., Series 2002:
$2,260	5.500%, 1/01/19 (Pre-refunded 1/01/13) – NPFG Insured	1/13 at 100.00	Aa3 (4)	$2,441,546
3,020	5.500%, 1/01/20 (Pre-refunded 1/01/13) – NPFG Insured	1/13 at 100.00	Aa3 (4)	3,262,597
1,100	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2001, 5.750%, 10/01/31 (Pre-refunded 10/01/11)	10/11 at 102.00	Baa2 (4)	1,141,954
8,560	Total U.S. Guaranteed			9,201,577
	Utilities – 4.9% (3.3% of Total Investments)
1,000	Elberton, Georgia, Combined Utility System Revenue Refunding and Improvement Bonds, Series 2001, 5.000%, 1/01/22 – AMBAC Insured	1/12 at 100.00	A3	1,018,410
1,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Project 1, Series 2007A, 5.000%, 1/01/25 – NPFG Insured	1/17 at 100.00	A	1,030,630
1,000	Municipal Electric Authority of Georgia, Project One Subordinated Lien Revenue Bonds, Series 2003A, 5.000%, 1/01/22 – NPFG Insured	1/13 at 100.00	A2	1,040,300
3,000	Total Utilities			3,089,340
	Water and Sewer – 29.7% (19.6% of Total Investments)
	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004:
500	5.250%, 11/01/15 – AGM Insured	11/14 at 100.00	AA+	555,080
700	5.000%, 11/01/37 – AGM Insured	11/14 at 100.00	AA+	696,409
3,500	Augusta, Georgia, Water and Sewerage Revenue Bonds, Series 2002, 5.000%, 10/01/27 – AGM Insured	10/12 at 100.00	AA+	3,544,590
1,990	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001, 5.000%, 8/01/35 – AGM Insured	8/18 at 100.00	AA+	2,038,616
	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2007:
500	5.000%, 6/01/32	6/18 at 100.00	Aa2	513,210
500	5.000%, 6/01/37	6/18 at 100.00	Aa2	507,220
1,000	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewer Revenue Bonds, Series 2005, 5.000%, 6/01/29 – NPFG Insured	12/15 at 100.00	Aa2	1,036,430
445	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewer Revenue Bonds, Series 2007, 5.000%, 6/01/37 – NPFG Insured	6/17 at 100.00	Aa2	452,957
4,000	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2002, 5.000%, 4/01/32	4/13 at 100.00	Aaa	4,038,000
375	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2007, 5.000%, 4/01/37 – AGM Insured	4/17 at 100.00	Aaa	383,250
950	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Series 1998, 5.000%, 1/01/16 – FGIC Insured	8/11 at 100.00	AA–	953,439
3,100	Harris County, Georgia, Water System Revenue Bonds, Series 2002, 5.000%, 12/01/22 – AMBAC Insured	12/12 at 100.00	N/R	3,207,694
685	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, The Oconee-Hard Creek Reservoir Project, Series 2008, 5.000%, 2/01/38 – AGM Insured	2/18 at 100.00	Aa2	694,049
18,245	Total Water and Sewer			18,620,944
$92,780	Total Investments (cost $93,586,369) – 151.0%			94,819,887
	Floating Rate Obligations – (2.2)%			(1,395,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (51.4)% (5)			(32,265,000)
	Other Assets Less Liabilities – 2.6%			1,616,655
	Net Assets Applicable to Common Shares – 100%			$62,776,542

36	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.0%.
N/R	Not rated.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	37

Nuveen North Carolina Premium Income Municipal Fund
NNC	Portfolio of Investments
May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 20.2% (12.8% of Total Investments)
$2,500	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2005A, 5.000%, 10/01/41 (UB)	10/15 at 100.00	AA+	$2,537,250
	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Johnson and Wales University, Series 2003A:
970	5.250%, 4/01/23 – SYNCORA GTY Insured	4/13 at 100.00	N/R	981,970
500	5.000%, 4/01/33 – SYNCORA GTY Insured	4/13 at 100.00	N/R	466,305
2,285	North Carolina State University at Raleigh, General Revenue Bonds, Series 2003A, 5.000%, 10/01/15	10/13 at 100.00	Aa1	2,491,518
1,530	University of North Carolina System, Pooled Revenue Bonds, Series 2005A, 5.000%, 4/01/15 – AMBAC Insured	No Opt. Call	A+	1,709,500
120	University of North Carolina System, Pooled Revenue Refunding Bonds, Series 2002A, 5.375%, 4/01/22 – AMBAC Insured	10/12 at 100.00	A+	124,834
	University of North Carolina Wilmington, Certificates of Participation, Student Housing Project Revenue Bonds, Series 2006:
1,430	5.000%, 6/01/23 – FGIC Insured	6/16 at 100.00	A–	1,490,804
1,505	5.000%, 6/01/24 – FGIC Insured	6/16 at 100.00	A–	1,557,826
	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2003:
2,380	5.000%, 12/01/19	12/13 at 100.00	Aaa	2,528,155
2,725	5.000%, 12/01/21	12/13 at 100.00	Aaa	2,956,053
1,500	5.000%, 12/01/23	12/13 at 100.00	Aaa	1,614,540
17,445	Total Education and Civic Organizations			18,458,755
	Energy – 1.6% (1.0% of Total Investments)
1,500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project – Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	Baa3	1,421,400
	Health Care – 28.0% (17.7% of Total Investments)
1,145	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/27	10/17 at 100.00	N/R	950,705
2,300	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	2,207,632
500	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Refunding Revenue Bonds, Carolinas HealthCare System, Series 2009A, 5.250%, 1/15/39	1/19 at 100.00	AA–	502,465
1,000	Johnston Memorial Hospital Authority, North Carolina, Mortgage Revenue Bonds, Johnston Memorial Hospital Project, Series 2008, 5.250%,	4/18 at 100.00	AA+	1,013,380
	10/01/36 – AGM Insured
225	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Series 2006B, 5.125%, 10/01/31 – AGM Insured	10/19 at 100.00	AA+	229,109
	North Carolina Medical Care Commission Health Care Facilities Revenue Bonds Novant Health Inc., Series 2010A:
500	5.250%, 11/01/40	11/20 at 100.00	A+	464,700
3,000	5.000%, 11/01/43	11/20 at 100.00	A+	2,615,580
500	North Carolina Medical Care Commission, Health Care Facilities Refunding Revenue Bonds, Blue Ridge HealthCare, Series 2010A, 5.000%, 1/01/36	1/20 at 100.00	A	449,730
1,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Appalachian Regional HealthCare System, Series 2011A, 6.500%, 7/01/31	7/21 at 100.00	BBB+	1,034,300
920	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed, Series 2009A, 5.625%, 10/01/38 – AGC Insured	10/14 at 100.00	AA+	937,241
2,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Novant Health Obligated Group, Series 2003A, 5.000%, 11/01/19	11/13 at 100.00	A+	2,045,420
2,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Stanly Memorial Hospital, Series 1999, 6.375%, 10/01/29	10/11 at 100.00	BBB+	2,000,440

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Union Regional Medical Center, Series 2002A:
$1,000	5.500%, 1/01/19	1/12 at 100.00	A+	$1,009,570
550	5.500%, 1/01/20	1/12 at 100.00	A+	554,818
1,750	5.375%, 1/01/32	1/12 at 100.00	A+	1,748,828
3,000	North Carolina Medical Care Commission, Hospital Revenue Bonds, Southeastern Regional Medical Center, Series 2002, 5.375%, 6/01/32	6/12 at 101.00	A	2,910,060
1,500	North Carolina Medical Care Commission, Hospital Revenue Bonds, Wilson Medical Center, Series 2007, 5.000%, 11/01/27	11/17 at 100.00	A–	1,452,600
1,395	North Carolina Medical Care Commission, Revenue Bonds, Blue Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 – FGIC Insured	1/15 at 100.00	A	1,277,778
	North Carolina Medical Care Commission, Revenue Bonds, Cleveland County Healthcare System, Series 2004A:
600	5.250%, 7/01/20 – AMBAC Insured	7/14 at 100.00	A	621,270
500	5.250%, 7/01/22 – AMBAC Insured	7/14 at 100.00	A	512,400
300	Northern Hospital District of Surry County, North Carolina, Health Care Facilities Revenue Bonds, Series 2008, 6.250%, 10/01/38	4/18 at 100.00	BBB	301,125
660	Onslow County Hospital Authority, North Carolina, FHA Insured Mortgage Revenue Bonds, Onslow Memorial Hospital Project, Series 2006, 5.000%, 4/01/31 – NPFG Insured	10/16 at 100.00	Baa1	669,359
26,345	Total Health Care			25,508,510
	Housing/Multifamily – 4.6% (2.9% of Total Investments)
1,000	Asheville Housing Authority, North Carolina, GNMA-Collateralized Multifamily Housing Revenue Bonds, Woodridge Apartments, Series 1997, 5.800%, 11/20/39 (Alternative Minimum Tax)	8/11 at 100.00	AAA	1,000,160
2,260	Mecklenburg County, North Carolina, FNMA Multifamily Housing Revenue Bonds, Little Rock Apartments, Series 2003, 5.375%, 1/01/36 (Alternative Minimum Tax)	7/13 at 105.00	AAA	2,277,741
1,000	North Carolina Capital Facilities Financing Agency, Housing Revenue Bonds, Elizabeth City State University, Series 2003A, 5.000%, 6/01/28 – AMBAC Insured	6/13 at 100.00	N/R	914,760
4,260	Total Housing/Multifamily			4,192,661
	Housing/Single Family – 5.9% (3.7% of Total Investments)
840	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 10A, 5.400%, 7/01/32 – AMBAC Insured (Alternative Minimum Tax)	7/11 at 100.00	AA	839,992
1,820	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 6A, 6.200%, 1/01/29 (Alternative Minimum Tax)	7/11 at 100.00	AA	1,821,201
960	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2007-29A, 4.800%, 7/01/33 (Alternative Minimum Tax)	1/17 at 100.00	AA	906,269
805	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum Tax)	7/16 at 100.00	AA	755,412
1,085	North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series 1996HH, 6.300%, 3/01/26 (Alternative Minimum Tax)	9/11 at 100.00	AA	1,085,944
5,510	Total Housing/Single Family			5,408,818
	Long-Term Care – 0.4% (0.2% of Total Investments)
375	North Carolina Medical Care Commission, Revenue Bonds, Pines at Davidson, Series 2006A, 5.000%, 1/01/36	1/16 at 100.00	N/R	333,251
	Materials – 0.5% (0.3% of Total Investments)
500	Columbus County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007A, 4.625%, 3/01/27	3/17 at 100.00	BBB	445,290
	Tax Obligation/General – 4.5% (2.9% of Total Investments)
1,820	Durham, North Carolina, General Obligation Bonds, Series 2007, 5.000%, 4/01/21	4/17 at 100.00	AAA	2,057,364
2,000	Wake County, North Carolina, Limited Obligation Bonds, Series 2010, 5.000%, 1/01/37	1/20 at 100.00	AA+	2,061,140
3,820	Total Tax Obligation/General			4,118,504

Nuveen Investments	39

Nuveen North Carolina Premium Income Municipal Fund (continued)
NNC	Portfolio of Investments
May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 35.1% (22.2% of Total Investments)
$1,330	Cabarrus County, North Carolina, Certificates of Participation, Series 2002, 5.250%, 2/01/17	2/13 at 100.00	AA	$1,406,010
1,800	Catawba County, North Carolina, Certificates of Participation, Series 2004, 5.250%, 6/01/21 – NPFG Insured	6/14 at 100.00	Aa2	1,891,800
1,700	Charlotte, North Carolina, Certificates of Participation, Governmental Facilities Projects, Series 2003G, 5.375%, 6/01/26	6/13 at 100.00	AA+	1,751,935
950	Charlotte, North Carolina, Certificates of Participation, Transit Projects Phase 2, Series 2008A, 5.000%, 6/01/33	6/18 at 100.00	AA+	960,336
1,505	Charlotte, North Carolina, Certificates of Participation, Transit Projects, Series 2003A, 5.000%, 6/01/33	6/13 at 100.00	AA+	1,523,692
	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Series 2002:
1,050	5.250%, 6/01/20	6/12 at 101.00	AAA	1,103,046
1,750	5.000%, 6/01/25	6/12 at 101.00	AAA	1,825,005
1,400	Craven County, North Carolina, Certificates of Participation, Series 2007, 5.000%, 6/01/27 – NPFG Insured	6/17 at 100.00	AA–	1,456,224
1,000	Davidson County, North Carolina, Certificates of Participation, Series 2004, 5.250%, 6/01/14 – AMBAC Insured	No Opt. Call	Aa3	1,103,930
750	Harnett County, North Carolina, Certificates of Participation, Series 2009, 5.000%, 6/01/28 – AGC Insured	6/19 at 100.00	AA+	775,725
	Lee County, North Carolina, Certificates of Participation, Public Schools and Community College, Series 2004:
1,715	5.250%, 4/01/18 – AGM Insured	4/14 at 100.00	AA+	1,847,861
500	5.250%, 4/01/20 – AGM Insured	4/14 at 100.00	AA+	530,460
1,000	5.250%, 4/01/22 – AGM Insured	4/14 at 100.00	AA+	1,050,300
200	Mecklenburg County, North Carolina, Certificates of Participation, Series 2009A, 5.000%, 2/01/27	No Opt. Call	AA+	211,122
1,500	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Correctional Facilities, Series 2004A, 5.000%, 2/01/23	2/14 at 100.00	AA+	1,608,030
1,500	North Carolina, Certificates of Participation, Repair and Renovation Project, Series 2004B, 5.000%, 6/01/20	6/14 at 100.00	AA+	1,591,080
	North Carolina, Certificates of Participation, Series 2003:
1,130	5.250%, 6/01/21	6/13 at 100.00	AA+	1,203,258
1,000	5.250%, 6/01/23	6/13 at 100.00	AA+	1,056,130
2,000	Puerto Rico Highway and Transportation Authority, Grant Anticipation Revenue Bonds, Series 2004, 5.000%, 9/15/21 – NPFG Insured	3/14 at 100.00	A+	1,999,700
3,675	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+	737,058
285	Raleigh, North Carolina, Certificates of Participation, Series 2007, 5.000%, 2/01/27	2/17 at 100.00	AA+	298,939
1,000	Randolph County, North Carolina, Certificates of Participation, Series 2004, 5.000%, 6/01/20 – AGM Insured	6/14 at 102.00	AA+	1,071,880
1,000	Rutherford County, North Carolina, Certificates of Participation, Series 2007, 5.000%, 12/01/27 – AGM Insured	12/17 at 100.00	AA+	1,045,960
1,950	Sampson County, North Carolina, Certificates of Participation, Series 2006, 5.000%, 6/01/34 – AGM Insured (UB)	6/17 at 100.00	AA+	1,966,595
1,200	Wilmington, North Carolina, Certificates of Participation, Series 2008A, 5.000%, 6/01/29	6/18 at 100.00	AA	1,254,372
700	Wilson County, North Carolina, Certificates of Participation, School Facilities Project, Series 2007, 5.000%, 4/01/25 – AMBAC Insured	4/17 at 100.00	Aa3	723,723
33,590	Total Tax Obligation/Limited			31,994,171
	Transportation – 11.6% (7.4% of Total Investments)
2,500	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010A, 5.000%, 7/01/39	7/20 at 100.00	A+	2,511,675
	Charlotte, North Carolina, Airport Revenue Bonds, Series 2004A:
600	5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	A+	629,166
2,710	5.000%, 7/01/29 – NPFG Insured	7/14 at 100.00	A+	2,746,558

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$1,020	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010A, 5.250%, 2/01/40	2/20 at 100.00	A3	$1,019,021
600	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA+	624,438
4,230	North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Revenue Bonds, Series 2009B, 0.000%, 1/01/33 – AGC Insured	No Opt. Call	AA+	1,173,444
500	Piedmont Triad Airport Authority, North Carolina, Airport Revenue Bonds, Series 2005A, 5.000%, 7/01/20 – SYNCORA GTY Insured	7/15 at 100.00	A2	531,620
1,375	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2010A, 5.000%, 5/01/36	No Opt. Call	Aa3	1,396,203
13,535	Total Transportation			10,632,125
	U.S. Guaranteed – 18.7% (11.8% of Total Investments) (4)
1,890	Craven County, North Carolina, General Obligation Bonds, Series 2002, 5.000%, 5/01/21 (Pre-refunded 5/01/12) – AMBAC Insured	5/12 at 101.00	AA (4)	1,991,701
4,035	Durham County, North Carolina, General Obligation Bonds, Series 2002B, 5.000%, 4/01/16 (Pre-refunded 4/01/12)	4/12 at 100.00	AAA	4,196,360
1,530	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph’s Health System, Series 2001, 5.250%, 10/01/31 (Pre-refunded 10/01/11)	10/11 at 101.00	AA (4)	1,571,203
735	North Carolina Medical Care Commission, Revenue Bonds, Northeast Medical Center, Series 2004, 5.000%, 11/01/24 (Pre-refunded 11/01/14)	11/14 at 100.00	Aa3 (4)	841,538
4,260	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 1986, 5.000%, 1/01/20 (ETM)	No Opt. Call	AAA	4,983,305
	University of North Carolina System, Pooled Revenue Refunding Bonds, Series 2002A:
420	5.375%, 4/01/22 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R (4)	448,253
460	5.375%, 4/01/22 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R (4)	490,622
1,675	University of North Carolina, Wilmington, General Revenue Bonds, Series 2002A, 5.000%, 1/01/23 (Pre-refunded 1/01/12) – AMBAC Insured	1/12 at 101.00	A1 (4)	1,738,734
800	Winston-Salem, North Carolina, Water and Sewerage System Revenue Bonds, Series 2002A, 5.000%, 6/01/18 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	837,688
15,805	Total U.S. Guaranteed			17,099,404
	Utilities – 9.1% (5.8% of Total Investments)
25	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2003C, 5.375%, 1/01/17	1/13 at 100.00	A–	26,252
3,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2003F, 5.500%, 1/01/15	1/13 at 100.00	A–	3,167,610
1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2005, 5.250%, 1/01/20 – AMBAC Insured	1/16 at 100.00	A–	1,100,510
	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B:
5	5.500%, 1/01/17 – FGIC Insured	8/11 at 100.00	Baa1	5,012
65	5.500%, 1/01/21	8/11 at 100.00	A–	65,096
165	6.000%, 1/01/22 – FGIC Insured	No Opt. Call	Baa1	197,819
575	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/30	1/19 at 100.00	A	593,090
2,000	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.250%, 1/01/15 – AMBAC Insured	1/13 at 100.00	A	2,119,160
1,000	Wake County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Revenue Refunding Bonds, Carolina Power and Light Company, Series 2002, 5.375%, 2/01/17	2/12 at 101.00	A1	1,038,020
7,835	Total Utilities			8,312,569

Nuveen Investments	41

Nuveen North Carolina Premium Income Municipal Fund (continued)
NNC	Portfolio of Investments
May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 17.8% (11.3% of Total Investments)
$1,605	Broad River Water Authority, North Carolina, Water System Revenue Bonds, Series 2005, 5.000%, 6/01/20 – SYNCORA GTY Insured	6/15 at 100.00	A2	$1,668,654
500	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 4/01/31 – AGM Insured	4/18 at 100.00	AA+	513,795
50	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2001, 5.125%, 6/01/26	12/11 at 101.00	AAA	50,634
2,540	Dare County, North Carolina, Utilities System Revenue Bonds, Series 2011, 5.000%, 2/01/36	2/21 at 100.00	AA	2,635,479
1,000	Durham, North Carolina, Utility System Revenue Bonds, Refunding Series 2011, 5.000%, 6/01/41 (WI/DD, Settling 6/01/11)	6/21 at 100.00	AAA	1,046,880
1,295	Greensboro, North Carolina, Combined Enterprise System Revenue Bonds, Series 2005A, 5.000%, 6/01/26	6/15 at 100.00	AAA	1,364,697
	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009A:
550	6.000%, 6/01/34 – AGC Insured	6/19 at 100.00	AA+	578,683
1,000	6.000%, 6/01/36 – AGC Insured	6/19 at 100.00	AA+	1,044,830
	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2011:
500	5.625%, 6/01/30 – AGC Insured	6/21 at 100.00	AA+	530,215
1,300	5.750%, 6/01/36 – AGC Insured	6/21 at 100.00	AA+	1,342,406
500	Onslow County, North Carolina, Combined Enterprise System Revenue Bonds, Series 2004B, 5.000%, 6/01/23 – SYNCORA GTY Insured	6/14 at 100.00	A+	528,175
1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	7/18 at 100.00	Baa1	1,001,075
3,865	Winston-Salem, North Carolina, Water and Sewer System Revenue Bonds, Series 2007A, 5.000%, 6/01/37 (UB)	6/17 at 100.00	AAA	3,983,037
15,705	Total Water and Sewer			16,288,560
$146,225	Total Investments (cost $140,941,081) – 158.0%			144,214,018
	Floating Rate Obligations – (5.7)%			(5,195,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (54.6)% (5)			(49,835,000)
	Other Assets Less Liabilities – 2.3%			2,072,110
	Net Assets Applicable to Common Shares – 100%			$91,256,128

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.6%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

42	Nuveen Investments

Nuveen North Carolina Dividend Advantage Municipal Fund
NRB	Portfolio of Investments
May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 9.7% (5.8% of Total Investments)
$380	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2001A, 5.125%, 10/01/26	10/11 at 100.00	AA+	$381,813
150	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Johnson and Wales University, Series 2003A, 5.000%, 4/01/33 – SYNCORA GTY Insured	4/13 at 100.00	N/R	139,892
520	University of North Carolina System, Pooled Revenue Refunding Bonds, Series 2002A, 5.375%, 4/01/17 – AMBAC Insured	10/12 at 100.00	A+	545,886
1,750	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2001A, 5.000%, 12/01/25	12/11 at 100.00	Aaa	1,755,425
400	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2002B, 5.000%, 12/01/11	No Opt. Call	Aaa	409,544
3,200	Total Education and Civic Organizations			3,232,560
	Energy – 1.5% (0.9% of Total Investments)
500	Virgin Islands Public Finance Authority, Refinery Facilities Revenue Bonds, Hovensa Coker Project, Senior Lien Series 2002, 6.500%, 7/01/21 (Alternative Minimum Tax)	1/13 at 100.00	Baa3	491,605
	Health Care – 27.6% (16.5% of Total Investments)
565	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38	10/17 at 100.00	N/R	420,688
950	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	911,848
1,000	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Refunding Revenue Bonds, Carolinas HealthCare System, Series 2009A, 5.250%, 1/15/39	1/19 at 100.00	AA–	1,004,930
250	Johnston Memorial Hospital Authority, North Carolina, Mortgage Revenue Bonds, Johnston Memorial Hospital Project, Series 2008, 5.250%,	4/18 at 100.00	AA+	253,345
	10/01/36 – AGM Insured
30	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Series 2006B, 5.125%, 10/01/31 – AGM Insured	10/19 at 100.00	AA+	30,548
	North Carolina Medical Care Commission Health Care Facilities Revenue Bonds Novant Health Inc., Series 2010A:
1,000	5.250%, 11/01/40	11/20 at 100.00	A+	929,400
500	5.000%, 11/01/43	11/20 at 100.00	A+	435,930
250	North Carolina Medical Care Commission, Health Care Facilities Refunding Revenue Bonds, Blue Ridge HealthCare, Series 2010A, 5.000%, 1/01/36	1/20 at 100.00	A	224,865
180	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Appalachian Regional HealthCare System, Series 2011A, 6.500%, 7/01/31	7/21 at 100.00	BBB+	186,174
280	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed, Series 2009A, 5.625%, 10/01/38 – AGC Insured	10/14 at 100.00	AA+	285,247
1,110	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Union Regional Medical Center, Series 2002A, 5.250%, 1/01/15	1/12 at 100.00	A+	1,127,216
980	North Carolina Medical Care Commission, Healthcare Revenue Bonds, Carolina Medicorp, Series 1996, 5.250%, 5/01/26	11/11 at 100.00	A+	980,529
1,500	North Carolina Medical Care Commission, Hospital Revenue Bonds, Southeastern Regional Medical Center, Series 2002, 5.250%, 6/01/22	6/12 at 101.00	A	1,517,145
500	North Carolina Medical Care Commission, Hospital Revenue Bonds, Wilson Medical Center, Series 2007, 5.000%, 11/01/20	11/17 at 100.00	A–	522,795
250	North Carolina Medical Care Commission, Revenue Bonds, Blue Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 – FGIC Insured	1/15 at 100.00	A	228,993
150	Northern Hospital District of Surry County, North Carolina, Health Care Facilities Revenue Bonds, Series 2008, 6.250%, 10/01/38	4/18 at 100.00	BBB	150,563
9,495	Total Health Care			9,210,216
	Housing/Single Family – 4.3% (2.5% of Total Investments)
335	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 10A, 5.400%, 7/01/32 – AMBAC Insured (Alternative Minimum Tax)	7/11 at 100.00	AA	334,997

Nuveen Investments	43

Nuveen North Carolina Dividend Advantage Municipal Fund (continued)
NRB	Portfolio of Investments
May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
$555	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 5A, 5.625%, 7/01/30 (Alternative Minimum Tax)	7/11 at 100.00	AA	$555,105
240	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2007-29A, 4.800%, 7/01/33 (Alternative Minimum Tax)	1/17 at 100.00	AA	226,567
320	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum Tax)	7/16 at 100.00	AA	300,288
1,450	Total Housing/Single Family			1,416,957
	Long-Term Care – 1.7% (1.0% of Total Investments)
	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Presbyterian Homes, Series 2006:
200	5.400%, 10/01/27	10/16 at 100.00	N/R	176,208
300	5.500%, 10/01/31	10/16 at 100.00	N/R	254,424
150	North Carolina Medical Care Commission, Revenue Bonds, Pines at Davidson, Series 2006A, 5.000%, 1/01/36	1/16 at 100.00	N/R	133,301
650	Total Long-Term Care			563,933
	Materials – 1.1% (0.6% of Total Investments)
400	Columbus County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007A, 4.625%, 3/01/27	3/17 at 100.00	BBB	356,232
	Tax Obligation/General – 11.6% (7.0% of Total Investments)
1,000	Durham, North Carolina, General Obligation Bonds, Series 2007, 5.000%, 4/01/21	4/17 at 100.00	AAA	1,130,420
	North Carolina, General Obligation Bonds, Series 2004A:
1,000	5.000%, 3/01/18	3/14 at 100.00	AAA	1,102,070
1,000	5.000%, 3/01/22	3/14 at 100.00	AAA	1,084,890
550	Wake County, North Carolina, Limited Obligation Bonds, Series 2010, 5.000%, 1/01/37	1/20 at 100.00	AA+	566,814
3,550	Total Tax Obligation/General			3,884,194
	Tax Obligation/Limited – 26.7% (15.9% of Total Investments)
1,400	Charlotte, North Carolina, Certificates of Participation, Governmental Facilities Projects, Series 2003G, 5.375%, 6/01/26 (UB)	6/13 at 100.00	AA+	1,442,770
305	Charlotte, North Carolina, Certificates of Participation, Transit Projects Phase 2, Series 2008A, 5.000%, 6/01/33	6/18 at 100.00	AA+	308,318
160	Craven County, North Carolina, Certificates of Participation, Series 2007, 5.000%, 6/01/23 – NPFG Insured	6/17 at 100.00	AA–	171,171
1,870	Dare County, North Carolina, Certificates of Participation, Series 2002, 5.250%, 6/01/15 – AMBAC Insured	12/12 at 100.00	AA–	1,989,474
1,250	Davidson County, North Carolina, Certificates of Participation, Series 2004, 5.250%, 6/01/21 – AMBAC Insured	6/14 at 100.00	Aa3	1,307,213
1,390	Durham, North Carolina, Certificates of Participation, Series 2005B, 5.000%, 6/01/25	6/15 at 100.00	AA+	1,458,777
50	Harnett County, North Carolina, Certificates of Participation, Series 2009, 5.000%, 6/01/28 – AGC Insured	6/19 at 100.00	AA+	51,715
525	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+	105,294
470	Raleigh, North Carolina, Certificates of Participation, Downtown Improvement Project, Series 2004B, 5.000%, 6/01/20	6/14 at 100.00	AA+	498,538
170	Raleigh, North Carolina, Certificates of Participation, Series 2007, 5.000%, 2/01/27	2/17 at 100.00	AA+	178,315
150	Rutherford County, North Carolina, Certificates of Participation, Series 2007, 5.000%, 12/01/27 – AGM Insured	12/17 at 100.00	AA+	156,894
700	Sampson County, North Carolina, Certificates of Participation, Series 2006, 5.000%, 6/01/34 – AGM Insured (UB)	6/17 at 100.00	AA+	705,957
250	Wilmington, North Carolina, Certificates of Participation, Series 2008A, 5.000%, 6/01/29	6/18 at 100.00	AA	261,328
250	Wilson County, North Carolina, Certificates of Participation, School Facilities Project, Series 2007, 5.000%, 4/01/25 – AMBAC Insured	4/17 at 100.00	Aa3	258,473
8,940	Total Tax Obligation/Limited			8,894,237

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 9.6% (5.7% of Total Investments)
$1,000	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010A, 5.000%, 7/01/39	7/20 at 100.00	A+	$1,004,670
360	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010A, 5.250%, 2/01/40	2/20 at 100.00	A3	359,654
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A:
50	5.375%, 1/01/26 – AGC Insured	1/19 at 100.00	AA+	53,329
275	5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA+	286,201
	North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Revenue Bonds, Series 2009B:
2,270	0.000%, 1/01/34 – AGC Insured	No Opt. Call	AA+	589,519
175	0.000%, 1/01/38 – AGC Insured	No Opt. Call	AA+	34,703
300	Piedmont Triad Airport Authority, North Carolina, Airport Revenue Bonds, Series 2005A, 5.000%, 7/01/20 – SYNCORA GTY Insured	7/15 at 100.00	A2	318,972
550	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2010A, 5.000%, 5/01/36	No Opt. Call	Aa3	558,481
4,980	Total Transportation			3,205,529
	U.S. Guaranteed – 13.8% (8.2% of Total Investments) (4)
100	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)	1/15 at 100.00	AAA	114,432
500	Greenville, North Carolina, Combined Enterprise System Revenue Bonds, Series 2001, 5.250%, 9/01/21 (Pre-refunded 9/01/11) – AGM Insured	9/11 at 101.00	AA+ (4)	511,285
620	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2001A, 5.125%, 10/01/26 (Pre-refunded 10/01/11)	10/11 at 100.00	AAA	630,199
125	North Carolina Capital Facilities Financing Agency, Revenue Bonds, High Point University, Series 2001, 5.125%, 9/01/18 (Pre-refunded 9/01/11)	9/11 at 101.00	N/R (4)	127,644
800	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph’s Health System, Series 2001, 5.250%, 10/01/31 (Pre-refunded 10/01/11)	10/11 at 101.00	AA (4)	821,544
300	North Carolina Medical Care Commission, Revenue Bonds, Northeast Medical Center, Series 2004, 5.000%, 11/01/24 (Pre-refunded 11/01/14)	11/14 at 100.00	Aa3 (4)	343,485
	University of North Carolina System, Pooled Revenue Refunding Bonds, Series 2002A:
1,020	5.375%, 4/01/17 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R (4)	1,088,615
910	5.375%, 4/01/17 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R (4)	970,579
4,375	Total U.S. Guaranteed			4,607,783
	Utilities – 8.6% (5.2% of Total Investments)
500	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2005, 5.250%, 1/01/20 – AMBAC Insured	1/16 at 100.00	A–	550,255
745	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 5.500%, 1/01/17 – FGIC Insured	8/11 at 100.00	Baa1	746,736
25	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/30	1/19 at 100.00	A	25,787
1,500	Wake County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Revenue Refunding Bonds, Carolina Power and Light Company, Series 2002, 5.375%, 2/01/17	2/12 at 101.00	A1	1,557,030
2,770	Total Utilities			2,879,808
	Water and Sewer – 51.4% (30.7% of Total Investments)
100	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 4/01/31 – AGM Insured	4/18 at 100.00	AA+	102,759
505	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Series 2008, 5.000%, 8/01/35	8/18 at 100.00	AA	521,695
2,250	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2001, 5.125%, 6/01/26	12/11 at 101.00	AAA	2,278,508
1,000	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2008, 5.000%, 7/01/38	7/18 at 100.00	AAA	1,040,770
250	Dare County, North Carolina, Utilities System Revenue Bonds, Series 2011, 5.000%, 2/01/41	2/21 at 100.00	AA	257,815

Nuveen Investments	45

Nuveen North Carolina Dividend Advantage Municipal Fund (continued)
NRB	Portfolio of Investments
May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$1,500	Durham, North Carolina, Utility System Revenue Bonds, Refunding Series 2011, 5.000%, 6/01/41 (WI/DD, Settling 6/01/11)	6/21 at 100.00	AAA	$1,570,320
500	Greensboro, North Carolina, Combined Enterprise System Revenue Bonds, Series 2005A, 5.000%, 6/01/25	6/15 at 100.00	AAA	529,245
700	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009A, 6.000%, 6/01/34 – AGC Insured	6/19 at 100.00	AA+	736,505
400	Onslow County, North Carolina, Combined Enterprise System Revenue Bonds, Series 2004B, 5.000%, 6/01/23 – SYNCORA GTY Insured	6/14 at 100.00	A+	422,540
500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	7/18 at 100.00	Baa1	500,534
	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2006A:
4,440	5.000%, 3/01/31 (UB)	3/16 at 100.00	AAA	4,644,773
3,000	5.000%, 3/01/36 (UB)	3/16 at 100.00	AAA	3,088,530
5	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2006A, Residuals Series 11-R-645-2, 13.766%, 3/01/14 (IF)	No Opt. Call	AAA	5,443
1,385	Winston-Salem, North Carolina, Water and Sewer System Revenue Bonds, Series 2007A, 5.000%, 6/01/37 (UB)	6/17 at 100.00	AAA	1,427,298
16,535	Total Water and Sewer			17,126,735
$56,845	Total Investments (cost $54,776,396) – 167.6%			55,869,789
	Floating Rate Obligations – (21.5)%			(7,160,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (49.8)% (5)			(16,600,000)
	Other Assets Less Liabilities – 3.7%			1,226,784
	Net Assets Applicable to Common Shares – 100%			$33,336,573

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.7%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

46	Nuveen Investments

Nuveen North Carolina Dividend Advantage Municipal Fund 2
NNO	Portfolio of Investments
May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 11.4% (7.1% of Total Investments)
	Appalachian State University, North Carolina, Housing and Student Center System Revenue Refunding Bonds, Series 2002:
$1,040	5.000%, 7/15/14 – NPFG Insured	7/12 at 100.00	Aa3	$1,086,852
1,000	5.000%, 7/15/15 – NPFG Insured	7/12 at 100.00	Aa3	1,037,290
	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2001A:
715	5.125%, 10/01/26	10/11 at 100.00	AA+	718,411
380	5.125%, 10/01/41	10/11 at 100.00	AA+	380,217
800	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Johnson and Wales University, Series 2003A, 5.000%, 4/01/33 – SYNCORA GTY Insured	4/13 at 100.00	N/R	746,088
130	University of North Carolina System, Pooled Revenue Bonds, Series 2002B, 5.375%, 4/01/19 – AMBAC Insured	10/12 at 100.00	A+	135,898
1,000	University of North Carolina System, Pooled Revenue Bonds, Series 2005A, 5.000%, 4/01/22 – AMBAC Insured	4/15 at 100.00	A+	1,047,950
500	University of North Carolina Wilmington, Certificates of Participation, Student Housing Project Revenue Bonds, Series 2006, 5.000%, 6/01/21 – FGIC Insured	6/16 at 100.00	A–	529,515
250	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2002B, 5.000%, 12/01/11	No Opt. Call	Aaa	255,965
250	University of North Carolina, Charlotte, Certificates of Participation, Student Housing Project, Series 2005, 5.000%, 3/01/21 – AMBAC Insured	3/15 at 100.00	A	264,130
6,065	Total Education and Civic Organizations			6,202,316
	Energy – 1.8% (1.1% of Total Investments)
1,000	Virgin Islands Public Finance Authority, Refinery Facilities Revenue Bonds, Hovensa Coker Project, Senior Lien Series 2002, 6.500%, 7/01/21 (Alternative Minimum Tax)	1/13 at 100.00	Baa3	983,210
	Health Care – 36.5% (22.7% of Total Investments)
1,065	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38	10/17 at 100.00	N/R	792,978
1,000	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	959,840
750	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Refunding Revenue Bonds, Carolinas HealthCare System, Series 2009A, 5.250%, 1/15/39	1/19 at 100.00	AA–	753,698
1,000	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, Carolinas HealthCare System, Series 2011A, 5.250%, 1/15/42	1/21 at 100.00	AA–	1,002,930
1,640	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, Carolinas Healthcare System, Series 2001A, 5.000%, 1/15/31	1/12 at 100.00	AA–	1,640,410
500	Johnston Memorial Hospital Authority, North Carolina, Mortgage Revenue Bonds, Johnston Memorial Hospital Project, Series 2008, 5.250%,	4/18 at 100.00	AA+	506,690
	10/01/36 – AGM Insured
120	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Series 2006B, 5.125%, 10/01/31 – AGM Insured	10/19 at 100.00	AA+	122,191
	North Carolina Medical Care Commission Health Care Facilities Revenue Bonds Novant Health Inc., Series 2010A:
1,250	5.250%, 11/01/40	11/20 at 100.00	A+	1,161,750
1,000	5.000%, 11/01/43	11/20 at 100.00	A+	871,860
1,000	North Carolina Medical Care Commission, Health Care Facilities Refunding Revenue Bonds, Blue Ridge HealthCare, Series 2010A, 5.000%, 1/01/36	1/20 at 100.00	A	899,460
500	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Appalachian Regional HealthCare System, Series 2011A, 6.500%, 7/01/31	7/21 at 100.00	BBB+	517,150
680	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Cleveland County Healthcare System, Refunding Series 2011A, 5.750%, 1/01/35	1/21 at 100.00	A	685,440

Nuveen Investments	47

Nuveen North Carolina Dividend Advantage Municipal Fund 2 (continued)
NNO	Portfolio of Investments
May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$455	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed, Series 2009A, 5.625%, 10/01/38 – AGC Insured	10/14 at 100.00	AA+	$463,527
2,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Novant Health Obligated Group, Series 2003A, 5.000%, 11/01/20	11/13 at 100.00	A+	2,038,540
1,005	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Union Regional Medical Center, Series 2002A, 5.250%, 1/01/13	1/12 at 100.00	A+	1,024,658
	North Carolina Medical Care Commission, Hospital Revenue Bonds, Southeastern Regional Medical Center, Series 2002:
1,000	5.500%, 6/01/15	6/12 at 101.00	A	1,038,620
2,100	5.250%, 6/01/22	6/12 at 101.00	A	2,124,003
925	North Carolina Medical Care Commission, Hospital Revenue Bonds, Wilson Medical Center, Series 2007, 5.000%, 11/01/27	11/17 at 100.00	A–	895,770
1,250	North Carolina Medical Care Commission, Revenue Bonds, Blue Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 – FGIC Insured	1/15 at 100.00	A	1,144,963
	North Carolina Medical Care Commission, Revenue Bonds, Cleveland County Healthcare System, Series 2004A:
595	5.250%, 7/01/20 – AMBAC Insured	7/14 at 100.00	A	616,093
500	5.250%, 7/01/22 – AMBAC Insured	7/14 at 100.00	A	512,400
150	Northern Hospital District of Surry County, North Carolina, Health Care Facilities Revenue Bonds, Series 2008, 6.250%, 10/01/38	4/18 at 100.00	BBB	150,563
20,485	Total Health Care			19,923,534
	Housing/Single Family – 3.4% (2.1% of Total Investments)
290	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 10A, 5.400%, 7/01/32 – AMBAC Insured (Alternative Minimum Tax)	7/11 at 100.00	AA	289,997
	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 13A:
540	4.700%, 7/01/12 (Alternative Minimum Tax)	7/11 at 100.00	AA	541,177
545	4.850%, 7/01/13 (Alternative Minimum Tax)	7/11 at 100.00	AA	545,943
500	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum Tax)	7/16 at 100.00	AA	469,200
1,875	Total Housing/Single Family			1,846,317
	Long-Term Care – 1.6% (1.0% of Total Investments)
	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Presbyterian Homes, Series 2006:
250	5.400%, 10/01/27	10/16 at 100.00	N/R	220,260
600	5.500%, 10/01/31	10/16 at 100.00	N/R	508,848
185	North Carolina Medical Care Commission, Revenue Bonds, Pines at Davidson, Series 2006A, 5.000%, 1/01/36	1/16 at 100.00	N/R	164,404
1,035	Total Long-Term Care			893,512
	Materials – 0.5% (0.3% of Total Investments)
300	Columbus County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007A, 4.625%, 3/01/27	3/17 at 100.00	BBB	267,174
	Tax Obligation/General – 9.8% (6.1% of Total Investments)
1,475	Durham, North Carolina, General Obligation Bonds, Series 2007, 5.000%, 4/01/22	4/17 at 100.00	AAA	1,652,516
1,050	Forsyth County, North Carolina, General Obligation Bonds, Limited Obligation Series 2009, 5.000%, 4/01/30	4/20 at 100.00	AA+	1,115,783
500	North Carolina, General Obligation Bonds, Series 2004A, 5.000%, 3/01/22	3/14 at 100.00	AAA	542,445
2,000	Wake County, North Carolina, Limited Obligation Bonds, Series 2010, 5.000%, 1/01/37	1/20 at 100.00	AA+	2,061,140
5,025	Total Tax Obligation/General			5,371,884

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 35.4% (22.0% of Total Investments)
$30	Cabarrus County, North Carolina, Certificates of Participation, Series 2002, 5.250%, 2/01/16	2/13 at 100.00	AA	$31,794
1,750	Charlotte, North Carolina, Certificates of Participation, Governmental Facilities Projects, Series 2003G, 5.000%, 6/01/28	6/13 at 100.00	AA+	1,782,130
575	Charlotte, North Carolina, Certificates of Participation, Transit Projects Phase 2, Series 2008A, 5.000%, 6/01/33	6/18 at 100.00	AA+	581,256
1,850	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Series 2002, 5.250%, 6/01/18	6/12 at 101.00	AAA	1,943,462
800	Craven County, North Carolina, Certificates of Participation, Series 2007, 5.000%, 6/01/27 – NPFG Insured	6/17 at 100.00	AA–	832,128
500	Harnett County, North Carolina, Certificates of Participation, Series 2009, 5.000%, 6/01/29 – AGC Insured	6/19 at 100.00	AA+	513,090
	Hartnett County, North Carolina, Certificates of Participation, Series 2002:
1,000	5.250%, 12/01/15 – AGM Insured	12/12 at 101.00	AA+	1,071,560
2,025	5.375%, 12/01/16 – AGM Insured	12/12 at 101.00	AA+	2,171,468
715	Lee County, North Carolina, Certificates of Participation, Public Schools and Community College, Series 2004, 5.250%, 4/01/20 – AGM Insured	4/14 at 100.00	AA+	758,558
1,380	Pasquotank County, North Carolina, Certificates of Participation, Series 2004, 5.000%, 6/01/25 – NPFG Insured	6/14 at 100.00	A	1,400,521
2,070	Pitt County, North Carolina, Certificates of Participation, School Facilities Project, Series 2004B, 5.000%, 4/01/29 – AMBAC Insured	4/14 at 100.00	AA–	2,089,168
2,625	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+	526,470
	Raleigh, North Carolina, Certificates of Participation, Downtown Improvement Project, Series 2004B:
805	5.000%, 6/01/20	6/14 at 100.00	AA+	853,880
1,310	5.000%, 6/01/21	6/14 at 100.00	AA+	1,382,626
115	Raleigh, North Carolina, Certificates of Participation, Series 2007, 5.000%, 2/01/27	2/17 at 100.00	AA+	120,625
1,000	Randolph County, North Carolina, Certificates of Participation, Series 2004, 5.000%, 6/01/20 – AGM Insured	6/14 at 102.00	AA+	1,071,880
100	Rutherford County, North Carolina, Certificates of Participation, Series 2007, 5.000%, 12/01/27 – AGM Insured	12/17 at 100.00	AA+	104,596
1,150	Sampson County, North Carolina, Certificates of Participation, Series 2006, 5.000%, 6/01/34 – AGM Insured (UB)	6/17 at 100.00	AA+	1,159,787
500	Wilmington, North Carolina, Certificates of Participation, Series 2008A, 5.000%, 6/01/29	6/18 at 100.00	AA	522,655
400	Wilson County, North Carolina, Certificates of Participation, School Facilities Project, Series 2007, 5.000%, 4/01/25 – AMBAC Insured	4/17 at 100.00	Aa3	413,556
20,700	Total Tax Obligation/Limited			19,331,210
	Transportation – 13.4% (8.3% of Total Investments)
1,000	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010A, 5.000%, 7/01/39	7/20 at 100.00	A+	1,004,670
1,935	Charlotte, North Carolina, Airport Revenue Bonds, Series 2004A, 5.000%, 7/01/34 – NPFG Insured	7/14 at 100.00	A+	1,943,417
660	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010A, 5.250%, 2/01/40	2/20 at 100.00	A3	659,366
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A:
90	5.375%, 1/01/26 – AGC Insured	1/19 at 100.00	AA+	95,991
220	5.500%, 1/01/29 – AGC Insured	1/19 at 100.00	AA+	232,907
430	5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA+	447,514
	North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Revenue Bonds, Series 2009B:
150	0.000%, 1/01/31 – AGC Insured	No Opt. Call	AA+	47,310
125	0.000%, 1/01/33 – AGC Insured	No Opt. Call	AA+	34,676
50	0.000%, 1/01/35 – AGC Insured	No Opt. Call	AA+	12,177
5,600	0.000%, 1/01/37 – AGC Insured	No Opt. Call	AA+	1,188,992
350	0.000%, 1/01/38 – AGC Insured	No Opt. Call	AA+	69,405

Nuveen Investments	49

Nuveen North Carolina Dividend Advantage Municipal Fund 2 (continued)
NNO	Portfolio of Investments
May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$435	Piedmont Triad Airport Authority, North Carolina, Airport Revenue Bonds, Series 2005A, 5.000%, 7/01/20 – SYNCORA GTY Insured	7/15 at 100.00	A2	$462,509
1,100	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2010A, 5.000%, 5/01/36	No Opt. Call	Aa3	1,116,962
12,145	Total Transportation			7,315,896
	U.S. Guaranteed – 8.3% (5.1% of Total Investments) (4)
200	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)	1/15 at 100.00	AAA	228,864
370	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph’s Health System, Series 2001, 5.250%, 10/01/31 (Pre-refunded 10/01/11)	10/11 at 101.00	AA (4)	379,964
500	North Carolina Medical Care Commission, Revenue Bonds, Northeast Medical Center, Series 2004, 5.000%, 11/01/24 (Pre-refunded 11/01/14)	11/14 at 100.00	Aa3 (4)	572,475
	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2004:
1,000	5.000%, 3/01/21 (Pre-refunded 3/01/14)	3/14 at 100.00	AAA	1,119,380
1,250	5.000%, 3/01/22 (Pre-refunded 3/01/14)	3/14 at 100.00	AAA	1,396,313
505	University of North Carolina System, Pooled Revenue Refunding Bonds, Series 2002A, 5.375%, 4/01/19 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R (4)	538,618
270	University of North Carolina, Charlotte, Parking System Revenue Bonds, Series 2002, 5.000%, 1/01/20 (Pre-refunded 1/01/12) – NPFG Insured	1/12 at 101.00	A1 (4)	280,109
4,095	Total U.S. Guaranteed			4,515,723
	Utilities – 7.8% (4.8% of Total Investments)
500	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2005, 5.250%, 1/01/20 – AMBAC Insured	1/16 at 100.00	A–	550,255
	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B:
745	5.500%, 1/01/17 – FGIC Insured	8/11 at 100.00	Baa1	746,736
15	5.500%, 1/01/21	8/11 at 100.00	A–	15,022
225	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/30	1/19 at 100.00	A	232,079
2,600	Wake County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Revenue Refunding Bonds, Carolina Power and Light Company, Series 2002, 5.375%, 2/01/17	2/12 at 101.00	A1	2,698,852
4,085	Total Utilities			4,242,944
	Water and Sewer – 31.2% (19.4% of Total Investments)
500	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 4/01/31 – AGM Insured	4/18 at 100.00	AA+	513,795
500	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Series 2008, 5.000%, 8/01/35	8/18 at 100.00	AA	516,530
1,520	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2002A, 5.250%, 7/01/13	No Opt. Call	AAA	1,671,286
500	Dare County, North Carolina, Utilities System Revenue Bonds, Series 2011, 5.000%, 2/01/41	2/21 at 100.00	AA	515,630
1,000	Durham County, North Carolina, Enterprise System Revenue Bonds, Series 2002, 5.000%, 6/01/23 – NPFG Insured	6/13 at 100.00	AA	1,053,210
3,050	Durham, North Carolina, Utility System Revenue Bonds, Refunding Series 2011, 5.000%, 6/01/41 (WI/DD, Settling 6/01/11)	6/21 at 100.00	AAA	3,192,984
610	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 6/01/23 – NPFG Insured	6/18 at 100.00	A2	638,505
700	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009A, 6.000%, 6/01/34 – AGC Insured	6/19 at 100.00	AA+	736,505

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$500	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2011, 5.750%, 6/01/36 – AGC Insured	6/21 at 100.00	AA+	$516,310
	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2006A:
3,095	5.000%, 3/01/31 (UB)	3/16 at 100.00	AAA	3,237,741
975	5.000%, 3/01/36 (UB)	3/16 at 100.00	AAA	1,003,772
40	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2006A, Residuals Series 11-R-645-2, 13.766%, 3/01/14 (IF)	No Opt. Call	AAA	45,533
1,000	Wilmington, North Carolina, Water and Sewer Revenue Bonds, Series 2005, 5.000%, 6/01/25 – AGM Insured	6/15 at 100.00	AA+	1,061,206
2,275	Winston-Salem, North Carolina, Water and Sewer System Revenue Bonds, Series 2007A, 5.000%, 6/01/37 (UB)	6/17 at 100.00	AAA	2,344,479
16,265	Total Water and Sewer			17,047,486
$93,075	Total Investments (cost $86,347,349) – 161.1%			87,941,206
	Floating Rate Obligations – (8.8)%			(4,805,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (54.4)% (5)			(29,700,000)
	Other Assets Less Liabilities – 2.1%			1,156,956
	Net Assets Applicable to Common Shares – 100%			$54,593,162

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.8%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	51

Nuveen North Carolina Dividend Advantage Municipal Fund 3
NII	Portfolio of Investments
May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 2.9% (1.8% of Total Investments)
$2,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	5/12 at 100.00	BBB	$1,631,880
	Education and Civic Organizations – 3.3% (2.0% of Total Investments)
	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2001A:
330	5.125%, 10/01/26	10/11 at 100.00	AA+	331,574
95	5.125%, 10/01/41	10/11 at 100.00	AA+	95,054
200	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Johnson and Wales University, Series 2003A, 5.000%, 4/01/33 – SYNCORA GTY Insured	4/13 at 100.00	N/R	186,522
705	University of North Carolina System, Pooled Revenue Refunding Bonds, Series 2002A, 5.000%, 4/01/27 – AMBAC Insured	10/12 at 100.00	A+	710,238
500	University of North Carolina Wilmington, Certificates of Participation, Student Housing Project Revenue Bonds, Series 2006, 5.000%, 6/01/21 – FGIC Insured	6/16 at 100.00	A–	529,515
1,830	Total Education and Civic Organizations			1,852,903
	Energy – 1.8% (1.1% of Total Investments)
1,000	Virgin Islands Public Finance Authority, Refinery Facilities Revenue Bonds, Hovensa Coker Project, Senior Lien Series 2002, 6.500%, 7/01/21 (Alternative Minimum Tax)	1/13 at 100.00	Baa3	983,210
	Health Care – 24.9% (15.3% of Total Investments)
	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007:
695	5.250%, 10/01/27	10/17 at 100.00	N/R	577,065
70	5.250%, 10/01/38	10/17 at 100.00	N/R	52,121
1,200	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	1,151,808
500	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Refunding Revenue Bonds, Carolinas HealthCare System, Series 2009A, 5.250%, 1/15/39	1/19 at 100.00	AA–	502,465
1,000	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, Carolinas HealthCare System, Series 2011A, 5.250%, 1/15/42	1/21 at 100.00	AA–	1,002,930
580	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, Carolinas Healthcare System, Series 2001A, 5.000%, 1/15/31	1/12 at 100.00	AA–	580,145
520	Johnston Memorial Hospital Authority, North Carolina, Mortgage Revenue Bonds, Johnston Memorial Hospital Project, Series 2008, 5.250%,	4/18 at 100.00	AA+	526,958
	10/01/36 – AGM Insured
180	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Series 2006B, 5.125%, 10/01/31 – AGM Insured	10/19 at 100.00	AA+	183,287
	North Carolina Medical Care Commission Health Care Facilities Revenue Bonds Novant Health Inc., Series 2010A:
2,000	5.250%, 11/01/40	11/20 at 100.00	A+	1,858,800
500	5.000%, 11/01/43	11/20 at 100.00	A+	435,930
1,000	North Carolina Medical Care Commission, Health Care Facilities Refunding Revenue Bonds, Blue Ridge HealthCare, Series 2010A, 5.000%, 1/01/36	1/20 at 100.00	A	899,460
1,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Appalachian Regional HealthCare System, Series 2011A, 6.500%, 7/01/31	7/21 at 100.00	BBB+	1,034,300
1,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Cleveland County Healthcare System, Refunding Series 2011A, 5.750%, 1/01/35	1/21 at 100.00	A	1,008,000
545	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed, Series 2009A, 5.625%, 10/01/38 – AGC Insured	10/14 at 100.00	AA+	555,213
2,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Novant Health Obligated Group, Series 2003A, 5.000%, 11/01/18	11/13 at 100.00	A+	2,057,880

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,000	North Carolina Medical Care Commission, Hospital Revenue Bonds, Wilson Medical Center, Series 2007, 5.000%, 11/01/27	11/17 at 100.00	A–	$968,400
400	North Carolina Medical Care Commission, Revenue Bonds, Blue Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 – FGIC Insured	1/15 at 100.00	A	366,388
150	Northern Hospital District of Surry County, North Carolina, Health Care Facilities Revenue Bonds, Series 2008, 6.250%, 10/01/38	4/18 at 100.00	BBB	150,563
14,340	Total Health Care			13,911,713
	Housing/Multifamily – 1.9% (1.1% of Total Investments)
1,000	Mecklenburg County, North Carolina, FNMA Multifamily Housing Revenue Bonds, Little Rock Apartments, Series 2003, 5.150%, 1/01/22 (Alternative Minimum Tax)	7/13 at 105.00	AAA	1,037,480
	Housing/Single Family – 2.6% (1.6% of Total Investments)
550	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 5A, 5.625%, 7/01/30 (Alternative Minimum Tax)	7/11 at 100.00	AA	550,105
480	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2007-29A, 4.800%, 7/01/33 (Alternative Minimum Tax)	1/17 at 100.00	AA	453,134
495	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum Tax)	7/16 at 100.00	AA	464,508
1,525	Total Housing/Single Family			1,467,747
	Long-Term Care – 1.6% (1.0% of Total Investments)
	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Presbyterian Homes, Series 2006:
250	5.400%, 10/01/27	10/16 at 100.00	N/R	220,260
600	5.500%, 10/01/31	10/16 at 100.00	N/R	508,848
190	North Carolina Medical Care Commission, Revenue Bonds, Pines at Davidson, Series 2006A, 5.000%, 1/01/36	1/16 at 100.00	N/R	168,847
1,040	Total Long-Term Care			897,955
	Materials – 0.3% (0.2% of Total Investments)
200	Columbus County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007A, 4.625%, 3/01/27	3/17 at 100.00	BBB	178,116
	Tax Obligation/General – 1.6% (1.0% of Total Investments)
300	North Carolina, General Obligation Bonds, Series 2004A, 5.000%, 3/01/22	3/14 at 100.00	AAA	325,467
550	Wake County, North Carolina, Limited Obligation Bonds, Series 2010, 5.000%, 1/01/37	1/20 at 100.00	AA+	566,814
850	Total Tax Obligation/General			892,281
	Tax Obligation/Limited – 34.8% (21.4% of Total Investments)
1,800	Catawba County, North Carolina, Certificates of Participation, Series 2004, 5.250%, 6/01/22 – NPFG Insured	6/14 at 100.00	Aa2	1,880,514
2,750	Charlotte, North Carolina, Certificates of Participation, Governmental Facilities Projects, Series 2003G, 5.000%, 6/01/33	6/13 at 100.00	AA+	2,784,155
575	Charlotte, North Carolina, Certificates of Participation, Transit Projects Phase 2, Series 2008A, 5.000%, 6/01/33	6/18 at 100.00	AA+	581,256
800	Craven County, North Carolina, Certificates of Participation, Series 2007, 5.000%, 6/01/27 – NPFG Insured	6/17 at 100.00	AA–	832,128
3,000	Dare County, North Carolina, Certificates of Participation, Series 2002, 5.000%, 6/01/23 – AMBAC Insured	12/12 at 100.00	AA–	3,111,060
200	Harnett County, North Carolina, Certificates of Participation, Series 2009, 5.000%, 6/01/28 – AGC Insured	6/19 at 100.00	AA+	206,860
Nuveen Investments	53

Nuveen North Carolina Dividend Advantage Municipal Fund 3 (continued)
NII	Portfolio of Investments
May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$500	Lee County, North Carolina, Certificates of Participation, Public Schools and Community College, Series 2004, 5.250%, 4/01/20 – AGM Insured	4/14 at 100.00	AA+	$530,460
200	Mecklenburg County, North Carolina, Certificates of Participation, Series 2009A, 5.000%, 2/01/27	No Opt. Call	AA+	211,122
1,000	North Carolina, Certificates of Participation, Repair and Renovation Project, Series 2004B, 5.000%, 6/01/20	6/14 at 100.00	AA+	1,060,720
2,625	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+	526,470
565	Raleigh, North Carolina, Certificates of Participation, Series 2007, 5.000%, 2/01/27	2/17 at 100.00	AA+	592,634
2,000	Rutherford County, North Carolina, Certificates of Participation, Series 2002, 5.000%, 9/01/21 – AMBAC Insured	9/12 at 101.00	A1	2,065,420
1,000	Rutherford County, North Carolina, Certificates of Participation, Series 2007, 5.000%, 12/01/27 – AGM Insured	12/17 at 100.00	AA+	1,045,960
1,200	Sampson County, North Carolina, Certificates of Participation, Series 2006, 5.000%, 6/01/34 – AGM Insured (UB)	6/17 at 100.00	AA+	1,210,212
1,785	Union County, North Carolina, Certificates of Participation, Series 2003, 5.000%, 6/01/20 – AMBAC Insured	6/13 at 101.00	Aa2	1,912,842
500	Wilmington, North Carolina, Certificates of Participation, Series 2008A, 5.000%, 6/01/29	6/18 at 100.00	AA	522,655
400	Wilson County, North Carolina, Certificates of Participation, School Facilities Project, Series 2007, 5.000%, 4/01/25 – AMBAC Insured	4/17 at 100.00	Aa3	413,556
20,900	Total Tax Obligation/Limited			19,488,024
	Transportation – 7.9% (4.8% of Total Investments)
500	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010A, 5.000%, 7/01/39	7/20 at 100.00	A+	502,335
660	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010A, 5.250%, 2/01/40	2/20 at 100.00	A3	659,366
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A:
260	5.500%, 1/01/29 – AGC Insured	1/19 at 100.00	AA+	275,254
1,155	5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA+	1,202,043
	North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Revenue Bonds, Series 2009B:
2,295	0.000%, 1/01/35 – AGC Insured	No Opt. Call	AA+	558,901
100	0.000%, 1/01/37 – AGC Insured	No Opt. Call	AA+	21,232
300	0.000%, 1/01/38 – AGC Insured	No Opt. Call	AA+	59,490
1,100	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2010A, 5.000%, 5/01/36	No Opt. Call	Aa3	1,116,962
6,370	Total Transportation			4,395,583
	U.S. Guaranteed – 19.4% (12.0% of Total Investments) (4)
200	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)	1/15 at 100.00	AAA	228,864
	Forsyth County, North Carolina, Certificates of Participation, Public Facilities and Equipment Project, Series 2002:
1,325	5.125%, 1/01/16 (Pre-refunded 1/01/13)	1/13 at 101.00	AA+ (4)	1,433,451
770	5.250%, 1/01/19 (Pre-refunded 1/01/13)	1/13 at 101.00	AA+ (4)	834,541
	Lincoln County, North Carolina, General Obligation Bonds, Series 2002A:
850	5.000%, 6/01/19 (Pre-refunded 6/01/12) – FGIC Insured	6/12 at 101.00	AA– (4)	898,969
900	5.000%, 6/01/20 (Pre-refunded 6/01/12) – FGIC Insured	6/12 at 101.00	AA– (4)	951,849
1,050	5.000%, 6/01/21 (Pre-refunded 6/01/12) – FGIC Insured	6/12 at 101.00	AA– (4)	1,110,491
920	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2001A, 5.125%, 10/01/26 (Pre-refunded 10/01/11)	10/11 at 100.00	AAA	935,134

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$1,600	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2002A, 5.125%, 7/01/42 (Pre-refunded 10/01/12)	10/12 at 100.00	AAA	$1,701,872
500	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph’s Health System, Series 2001, 5.250%, 10/01/31 (Pre-refunded 10/01/11)	10/11 at 101.00	AA (4)	513,465
500	North Carolina Medical Care Commission, Revenue Bonds, Northeast Medical Center, Series 2004, 5.000%, 11/01/24 (Pre-refunded 11/01/14)	11/14 at 100.00	Aa3 (4)	572,475
400	Raleigh, North Carolina, General Obligation Bonds, Series 2002, 5.000%, 6/01/21 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	419,052
	University of North Carolina System, Pooled Revenue Refunding Bonds, Series 2002A:
610	5.000%, 4/01/27 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R (4)	647,991
585	5.000%, 4/01/27 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R (4)	621,030
10,210	Total U.S. Guaranteed			10,869,184
	Utilities – 14.8% (9.1% of Total Investments)
150	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2003F, 5.500%, 1/01/16	1/13 at 100.00	A–	158,067
500	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2005, 5.250%, 1/01/20 – AMBAC Insured	1/16 at 100.00	A–	550,255
1,400	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2009B, 5.000%, 1/01/26	1/19 at 100.00	A–	1,451,786
	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B:
1,210	5.500%, 1/01/17 – FGIC Insured	8/11 at 100.00	Baa1	1,212,819
25	6.000%, 1/01/22	No Opt. Call	A–	30,070
15	6.000%, 1/01/22 – FGIC Insured	No Opt. Call	Baa1	17,984
275	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/30	1/19 at 100.00	A	283,652
2,665	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.250%, 1/01/15 – AMBAC Insured	1/13 at 100.00	A	2,823,781
250	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2008A, 5.250%, 1/01/20	1/18 at 100.00	A	281,700
1,400	Wake County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Revenue Refunding Bonds, Carolina Power and Light Company, Series 2002, 5.375%, 2/01/17	2/12 at 101.00	A1	1,453,228
7,890	Total Utilities			8,263,342
	Water and Sewer – 44.9% (27.6% of Total Investments)
2,000	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 4/01/31 – AGM Insured	4/18 at 100.00	AA+	2,055,180
425	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Series 2008, 5.000%, 8/01/28	8/18 at 100.00	AA	452,459
	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2001:
750	5.125%, 6/01/26	12/11 at 101.00	AAA	759,503
1,780	5.125%, 6/01/26 – FGIC Insured	12/11 at 101.00	Aaa	1,801,627
	Dare County, North Carolina, Utilities System Revenue Bonds, Series 2011:
1,320	5.000%, 2/01/36	2/21 at 100.00	AA	1,369,619
500	5.000%, 2/01/41	2/21 at 100.00	AA	515,630
300	Durham County, North Carolina, Enterprise System Revenue Bonds, Series 2002, 5.000%, 6/01/18 – NPFG Insured	6/13 at 100.00	AA	318,594
3,050	Durham, North Carolina, Utility System Revenue Bonds, Refunding Series 2011, 5.000%, 6/01/41 (WI/DD, Settling 6/01/11)	6/21 at 100.00	AAA	3,192,984

Nuveen Investments	55

Nuveen North Carolina Dividend Advantage Municipal Fund 3 (continued)
NII	Portfolio of Investments
May 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$2,500	Kannapolis, North Carolina, Water and Sewerage System Revenue Bonds, Series 2001B, 5.250%, 2/01/26 – AGM Insured (Alternative Minimum Tax)	2/12 at 101.00	AA+	$2,426,425
600	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 6/01/23 – NPFG Insured	6/18 at 100.00	A2	628,038
	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009A:
50	6.000%, 6/01/34 – AGC Insured	6/19 at 100.00	AA+	52,608
20	6.000%, 6/01/36 – AGC Insured	6/19 at 100.00	AA+	20,897
300	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2011, 5.750%, 6/01/36 – AGC Insured	6/21 at 100.00	AA+	309,786
500	Onslow County, North Carolina, Combined Enterprise System Revenue Bonds, Series 2004B, 5.000%, 6/01/23 – SYNCORA GTY Insured	6/14 at 100.00	A+	528,172
	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2006A:
4,950	5.000%, 3/01/31 (UB)	3/16 at 100.00	AAA	5,178,294
3,000	5.000%, 3/01/36 (UB)	3/16 at 100.00	AAA	3,088,530
5	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2006A, Residuals Series 11-R-645-2, 13.766%, 3/01/14 (IF)	No Opt. Call	AAA	5,443
2,375	Winston-Salem, North Carolina, Water and Sewer System Revenue Bonds, Series 2007A, 5.000%, 6/01/37 (UB)	6/17 at 100.00	AAA	2,447,533
24,425	Total Water and Sewer			25,151,322
$93,580	Total Investments (cost $90,051,814) – 162.7%			91,020,740
	Floating Rate Obligations – (13.4)%			(7,480,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (51.3)% (5)			(28,725,000)
	Other Assets Less Liabilities – 2.0%			1,143,285
	Net Assets Applicable to Common Shares – 100%			$55,959,025

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.6%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

56	Nuveen Investments

Statement of
Assets & Liabilities
May 31, 2011

	Georgia		Georgia		Georgia
	Premium		Dividend		Dividend
	Income		Advantage		Advantage 2
	(NPG	)	(NZX	)	(NKG	)
Assets
Investments, at value (cost $77,314,411, $40,715,431 and $93,586,369, respectively)	$79,086,528		$41,288,534		$94,819,887
Cash	1,210,535		1,311,567		53,174
Receivables:
Interest	1,436,942		716,531		1,629,285
Investments sold	1,086,300		—		—
Deferred offering costs	489,359		313,816		541,916
Other assets	12,152		5,127		13,638
Total assets	83,321,816		43,635,575		97,057,900
Liabilities
Floating rate obligations	1,190,000		660,000		1,395,000
Payables:
Investments purchased	—		—		—
Common share dividends	208,319		119,509		266,511
Interest	62,596		31,672		71,264
Offering costs	156,267		149,190		205,437
MuniFund Term Preferred (MTP) shares, at liquidation value	28,340,000		14,340,000		32,265,000
Accrued expenses:
Management fees	44,458		21,400		51,778
Other	26,401		17,695		26,368
Total liabilities	30,028,041		15,339,466		34,281,358
Net assets applicable to Common shares	$53,293,775		$28,296,109		$62,776,542
Common shares outstanding	3,806,942		1,972,481		4,555,299
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$14.00		$14.35		$13.78
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$38,069		$19,725		$45,553
Paid-in surplus	52,232,344		27,842,531		64,084,498
Undistributed (Over-distribution of) net investment income	425,925		163,614		305,803
Accumulated net realized gain (loss)	(1,174,680)		(302,864)		(2,892,830)
Net unrealized appreciation (depreciation)	1,772,117		573,103		1,233,518
Net assets applicable to Common shares	$53,293,775		$28,296,109		$62,776,542
Authorized shares:
Common	Unlimited		Unlimited		Unlimited
Auction Rate Preferred Shares (ARPS)	Unlimited		Unlimited		Unlimited
MTP	Unlimited		Unlimited		Unlimited

See accompanying notes to financial statements.

Nuveen Investments	57

Statement of
Assets & Liabilities (continued)

	North		North		North		North
	Carolina		Carolina		Carolina		Carolina
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NNC	)	(NRB	)	(NNO	)	(NII	)
Assets
Investments, at value (cost $140,941,081, $54,776,396, $86,347,349 and $90,051,814, respectively)	$144,214,018		$55,869,789		$87,941,206		$91,020,740
Cash	251,693		1,321,535		2,839,388		2,933,955
Receivables:
Interest	2,489,490		926,321		1,410,835		1,425,121
Investments sold	209,654		586,778		122,471		61,307
Deferred offering costs	1,127,460		386,060		544,239		519,868
Other assets	38,172		5,659		9,298		9,581
Total assets	148,330,487		59,096,142		92,867,437		95,970,572
Liabilities
Floating rate obligations	5,195,000		7,160,000		4,805,000		7,480,000
Payables:
Investments purchased	1,045,640		1,568,460		3,189,202		3,189,202
Common share dividends	365,171		153,588		250,453		256,352
Interest	108,996		35,960		64,338		63,446
Offering costs	411,546		189,126		193,219		226,618
MuniFund Term Preferred (MTP) shares, at liquidation value	49,835,000		16,600,000		29,700,000		28,725,000
Accrued expenses:
Management fees	75,677		27,035		41,232		45,004
Other	37,329		25,400		30,831		25,925
Total liabilities	57,074,359		25,759,569		38,274,275		40,011,547
Net assets applicable to Common shares	$91,256,128		$33,336,573		$54,593,162		$55,959,025
Common shares outstanding	6,364,792		2,272,296		3,752,970		3,937,358
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$14.34		$14.67		$14.55		$14.21
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$63,648		$22,723		$37,530		$39,374
Paid-in surplus	87,779,645		32,111,995		53,078,609		55,381,330
Undistributed (Over-distribution of) net investment income	682,618		228,092		270,752		201,994
Accumulated net realized gain (loss)	(542,720)		(119,630)		(387,586)		(632,599)
Net unrealized appreciation (depreciation)	3,272,937		1,093,393		1,593,857		968,926
Net assets applicable to Common shares	$91,256,128		$33,336,573		$54,593,162		$55,959,025
Authorized shares:
Common	Unlimited		Unlimited		Unlimited		Unlimited
Auction Rate Preferred Shares (ARPS)	Unlimited		Unlimited		Unlimited		Unlimited
MTP	Unlimited		Unlimited		Unlimited		Unlimited

See accompanying notes to financial statements.

58	Nuveen Investments

Statement of
Operations
Year Ended May 31, 2011

	Georgia	Georgia	Georgia
	Premium	Dividend	Dividend
	Income	Advantage	Advantage 2
	(NPG )	(NZX )	(NKG )
Investment Income	$4,010,296	$2,134,852	$4,693,755
Expenses
Management fees	521,575	272,946	616,295
Auction fees	—	—	—
Dividend disbursing agent fees	—	—	—
Shareholders’ servicing agent fees and expenses	27,184	23,603	23,655
Interest expense and amortization of offering costs	888,910	467,788	1,011,229
Custodian’s fees and expenses	20,184	13,643	23,182
Trustees’ fees and expenses	2,191	1,146	2,552
Professional fees	20,247	19,273	20,594
Shareholders’ reports – printing and mailing expenses	25,493	14,575	25,112
Stock exchange listing fees	25,398	274	25,984
Other expenses	23,670	23,208	15,573
Total expenses before custodian fee credit and expense reimbursement	1,554,852	836,456	1,764,176
Custodian fee credit	(482)	(305)	(475)
Expense reimbursement	—	(28,708)	(26,461)
Net expenses	1,554,370	807,443	1,737,240
Net investment income (loss)	2,455,926	1,327,409	2,956,515
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	144,637	119,104	(37,160)
Change in net unrealized appreciation (depreciation) of investments	(1,648,415)	(851,317)	(1,588,354)
Net realized and unrealized gain (loss)	(1,503,778)	(732,213)	(1,625,514)
Distributions to Auction Rate Preferred Shareholders
From net investment income	—	—	—
Decrease in net assets applicable to Common shares from distributions to Auction Rate Preferred shareholders	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	$952,148	$595,196	$1,331,001

See accompanying notes to financial statements.

Nuveen Investments	59

Statement of
Operations (continued)

	North	North	North	North
	Carolina	Carolina	Carolina	Carolina
	Premium	Dividend	Dividend	Dividend
	Income	Advantage	Advantage 2	Advantage 3
	(NNC )	(NRB )	(NNO )	(NII )
Investment Income	$6,649,402	$2,632,434	$4,121,670	$4,256,466
Expenses
Management fees	888,114	323,865	535,931	534,501
Auction fees	18,800	—	—	—
Dividend disbursing agent fees	12,521	10,000	—	—
Shareholders’ servicing agent fees and expenses	33,684	20,737	20,952	23,795
Interest expense and amortization of offering costs	1,178,625	567,472	936,151	934,726
Custodian’s fees and expenses	31,384	15,831	22,827	22,276
Trustees’ fees and expenses	3,928	1,448	2,375	2,281
Professional fees	21,988	19,446	20,300	20,323
Shareholders’ reports – printing and mailing expenses	36,397	21,723	31,037	24,304
Stock exchange listing fees	34,718	17,262	17,468	547
Other expenses	18,994	15,847	15,932	15,825
Total expenses before custodian fee credit and expense reimbursement	2,279,153	1,013,631	1,602,973	1,578,578
Custodian fee credit	(1,484)	(766)	(1,035)	(1,041)
Expense reimbursement	—	(17,378)	(64,102)	(22,747)
Net expenses	2,277,669	995,487	1,537,836	1,554,790
Net investment income (loss)	4,371,733	1,636,947	2,583,834	2,701,676
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	182,780	84,515	199,622	210,747
Change in net unrealized appreciation (depreciation) of investments	(2,183,452)	(1,143,283)	(1,744,087)	(1,916,912)
Net realized and unrealized gain (loss)	(2,000,672)	(1,058,768)	(1,544,465)	(1,706,165)
Distributions to Auction Rate Preferred Shareholders
From net investment income	(56,262)	—	—	—
Decrease in net assets applicable to Common shares from distributions to Auction Rate Preferred shareholders	(56,262)	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	$2,314,799	$578,179	$1,039,369	$995,511

See accompanying notes to financial statements.

60	Nuveen Investments

Statement of
Changes in Net Assets

	Georgia Premium Income (NPG)		Georgia Dividend Advantage (NZX)		Georgia Dividend Advantage 2 (NKG)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	5/31/11	5/31/10	5/31/11	5/31/10	5/31/11	5/31/10
Operations
Net investment income (loss)	$2,455,926	$2,971,871	$1,327,409	$1,657,597	$2,956,515	$3,530,852
Net realized gain (loss) from investments	144,637	(80,448)	119,104	(247,298)	(37,160)	(701,883)
Change in net unrealized appreciation (depreciation) of investments	(1,648,415)	2,560,292	(851,317)	1,731,310	(1,588,354)	4,718,199
Distributions to Auction Rate
Preferred Shareholders:
From net investment income	—	(86,098)	—	(47,292)	—	(93,719)
From accumulated net realized gains	—	—	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	952,148	5,365,617	595,196	3,094,317	1,331,001	7,453,449
Distributions to Common Shareholders
From net investment income	(2,694,971)	(2,574,524)	(1,514,237)	(1,447,538)	(3,279,797)	(3,156,398)
From accumulated net realized gains	—	—	—	—	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(2,694,971)	(2,574,524)	(1,514,237)	(1,447,538)	(3,279,797)	(3,156,398)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	18,644	—	35,966	10,096	4,430	4,625
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	18,644	—	35,966	10,096	4,430	4,625
Net increase (decrease) in net assets applicable to Common shares	(1,724,179)	2,791,093	(883,075)	1,656,875	(1,944,366)	4,301,676
Net assets applicable to Common shares at the beginning of year	55,017,954	52,226,861	29,179,184	27,522,309	64,720,908	60,419,232
Net assets applicable to Common shares at the end of year	$53,293,775	$55,017,954	$28,296,109	$29,179,184	$62,776,542	$64,720,908
Undistributed (Over-distribution of) net investment income at the end of year	$425,925	$536,108	$163,614	$267,475	$305,803	$484,394

See accompanying notes to financial statements.

Nuveen Investments	61

Statement of
Changes in Net Assets (continued)

	North Carolina Premium Income (NNC)		North Carolina Dividend Advantage (NRB)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	5/31/11	5/31/10	5/31/11	5/31/10
Operations
Net investment income (loss)	$4,371,733	$5,173,597	$1,636,947	$2,123,558
Net realized gain (loss) from investments	182,780	423,483	84,515	28,829
Change in net unrealized appreciation (depreciation) of investments	(2,183,452)	5,030,176	(1,143,283)	1,416,200
Distributions to Auction Rate
Preferred Shareholders:
From net investment income	(56,262)	(162,889)	—	(62,338)
From accumulated net realized gains	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	2,314,799	10,464,367	578,179	3,506,249
Distributions to Common Shareholders
From net investment income	(4,733,444)	(4,536,632)	(1,907,610)	(1,829,817)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(4,733,444)	(4,536,632)	(1,907,610)	(1,829,817)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	104,888	84,012	49,047	47,006
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	104,888	84,012	49,047	47,006
Net increase (decrease) in net assets applicable to Common shares	(2,313,757)	6,011,747	(1,280,384)	1,723,438
Net assets applicable to Common shares at the beginning of year	93,569,885	87,558,138	34,616,957	32,893,519
Net assets applicable to Common shares at the end of year	$91,256,128	$93,569,885	$33,336,573	$34,616,957
Undistributed (Over-distribution of) net investment income at the end of year	$682,618	$910,543	$228,092	$398,182

See accompanying notes to financial statements.

62	Nuveen Investments

	North Carolina Dividend Advantage 2 (NNO)		North Carolina Dividend Advantage 3 (NII)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	5/31/11	5/31/10	5/31/11	5/31/10
Operations
Net investment income (loss)	$2,583,834	$3,324,701	$2,701,676	$3,337,128
Net realized gain (loss) from investments	199,622	59,796	210,747	112,606
Change in net unrealized appreciation (depreciation) of investments	(1,744,087)	2,550,370	(1,916,912)	2,553,468
Distributions to Auction Rate
Preferred Shareholders:
From net investment income	—	(104,048)	—	(91,210)
From accumulated net realized gains	—	(2,285)	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	1,039,369	5,828,534	995,511	5,911,992
Distributions to Common Shareholders
From net investment income	(3,061,963)	(2,908,243)	(3,117,824)	(2,956,668)
From accumulated net realized gains	—	(8,625)	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(3,061,963)	(2,916,868)	(3,117,824)	(2,956,668)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	26,093	24,591	26,901	34,165
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	26,093	24,591	26,901	34,165
Net increase (decrease) in net assets applicable to Common shares	(1,996,501)	2,936,257	(2,095,412)	2,989,489
Net assets applicable to Common shares at the beginning of year	56,589,663	53,653,406	58,054,437	55,064,948
Net assets applicable to Common shares at the end of year	$54,593,162	$56,589,663	$55,959,025	$58,054,437
Undistributed (Over-distribution of) net investment income at the end of year	$270,752	$607,929	$201,994	$481,174

See accompanying notes to financial statements.

Nuveen Investments	63

Statement of
Cash Flows
Year Ended May 31, 2011

	Georgia	Georgia	Georgia
	Premium	Dividend	Dividend
	Income	Advantage	Advantage 2
	(NPG )	(NZX )	(NKG )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$952,148	$595,196	$1,331,001
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(4,163,543)	(4,025,564)	(4,190,213)
Proceeds from sales and maturities of investments	6,411,682	5,381,402	4,215,691
Amortization (Accretion) of premiums and discounts, net	197,681	89,027	285,056
(Increase) Decrease in:
Receivable for interest	(2,250)	18,196	(39,465)
Receivable for investments sold	(1,086,300)	—	—
Other assets	(2,914)	(121)	(2,736)
Increase (Decrease) in:
Payable for interest	12	5	12
Payable for investments purchased	—	—	—
Accrued management fees	(1,601)	1,141	4,962
Accrued other expenses	(12,090)	(6,952)	(14,014)
Net realized (gain) loss from investments	(144,637)	(119,104)	37,160
Change in net unrealized (appreciation) depreciation of investments	1,648,415	851,317	1,588,354
Taxes paid on undistributed capital gains	(262)	(108)	(260)
Net cash provided by (used in) operating activities	3,796,341	2,784,435	3,215,548
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	130,378	83,607	147,390
Increase (Decrease) in:
Cash overdraft balance	—	(50,277)	(2,223)
Payable for offering costs	(45,386)	(27,549)	(34,338)
ARPS, at liquidation value	—	—	—
MTP shares, at liquidation value	—	—	—
Cash distributions paid to Common shareholders	(2,675,197)	(1,478,649)	(3,273,203)
Net cash provided by (used in) financing activities	(2,590,205)	(1,472,868)	(3,162,374)
Net Increase (Decrease) in Cash	1,206,136	1,311,567	53,174
Cash at the beginning of year	4,399	—	—
Cash at the End of Year	$1,210,535	$1,311,567	$53,174

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

Georgia		Georgia		Georgia
Premium		Dividend		Dividend
Income		Advantage		Advantage 2
(NPG	)	(NZX	)	(NKG	)
$18,644		$35,966		$4,430

Cash paid for interest (excluding amortization of offering costs) was as follows:

Georgia		Georgia		Georgia
Premium		Dividend		Dividend
Income		Advantage		Advantage 2
(NPG	)	(NZX	)	(NKG	)
$758,520		$384,176		$863,827

See accompanying notes to financial statements.

64	Nuveen Investments

	North	North	North	North
	Carolina	Carolina	Carolina	Carolina
	Premium	Dividend	Dividend	Dividend
	Income	Advantage	Advantage 2	Advantage 3
	(NNC )	(NRB )	(NNO )	(NII )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$2,314,799	$578,179	$1,039,369	$995,511
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(13,191,052)	(6,540,031)	(13,293,649)	(16,308,634)
Proceeds from sales and maturities of investments	8,821,327	5,770,160	12,407,794	15,663,239
Amortization (Accretion) of premiums and discounts, net	334,925	122,694	138,069	178,480
(Increase) Decrease in:
Receivable for interest	(41,118)	31,635	44,441	51,665
Receivable for investments sold	(30,469)	459,033	86,621	469,279
Other assets	(14,797)	13	35	(245)
Increase (Decrease) in:
Payable for interest	55,333	(7)	(12)	12
Payable for investments purchased	1,045,640	1,568,460	3,140,839	3,189,202
Accrued management fees	(138)	1,134	2,033	4,117
Accrued other expenses	(16,037)	(2,518)	(7,313)	(12,705)
Net realized (gain) loss from investments	(182,780)	(84,515)	(199,622)	(210,747)
Change in net unrealized (appreciation) depreciation of investments	2,183,452	1,143,283	1,744,087	1,916,912
Taxes paid on undistributed capital gains	(813)	—	(51)	(229)
Net cash provided by (used in) operating activities	1,278,272	3,047,520	5,102,641	5,935,857
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(505,677)	100,580	141,788	138,506
Increase (Decrease) in:
Cash overdraft balance	(1,525)	—	—	(22,631)
Payable for offering costs	122,274	(40,274)	(46,181)	(28,150)
ARPS, at liquidation value	(21,550,000)	—	—	—
MTP shares, at liquidation value	25,535,000	—	—	—
Cash distributions paid to Common shareholders	(4,626,651)	(1,858,247)	(3,035,270)	(3,089,627)
Net cash provided by (used in) financing activities	(1,026,579)	(1,797,941)	(2,939,663)	(3,001,902)
Net Increase (Decrease) in Cash	251,693	1,249,579	2,162,978	2,933,955
Cash at the beginning of year	—	71,956	676,410	—
Cash at the End of Year	$251,693	$1,321,535	$2,839,388	$2,933,955

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

North		North		North		North
Carolina		Carolina		Carolina		Carolina
Premium		Dividend		Dividend		Dividend
Income		Advantage		Advantage 2		Advantage 3
(NNC	)	(NRB	)	(NNO	)	(NII	)
$104,888		$49,047		$26,093		$26,901

Cash paid for interest (excluding amortization of offering costs) was as follows:

North		North		North		North
Carolina		Carolina		Carolina		Carolina
Premium		Dividend		Dividend		Dividend
Income		Advantage		Advantage 2		Advantage 3
(NNC	)	(NRB	)	(NNO	)	(NII	)
$927,801		$466,899		$794,375		$796,208

See accompanying notes to financial statements.

Nuveen Investments	65

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Ending Common Share Net Asset Value	Ending Market Value
Georgia Premium Income (NPG)
Year Ended 5/31:
2011	$14.46	$.65	$(.40)	$—	$—		$.25	$(.71)	$—	$(.71)	$14.00	$13.27
2010	13.72	.78	.66	(.02)	—		1.42	(.68)	—	(.68)	14.46	13.95
2009	14.19	.85	(.55)	(.16)	—		.14	(.61)	—	(.61)	13.72	12.10
2008	14.55	.84	(.30)	(.24)	(.01)		.29	(.61)	(.04)	(.65)	14.19	13.15
2007	14.55	.86	.04	(.23)	—		.67	(.67)	—	(.67)	14.55	14.12

Georgia Dividend Advantage (NZX)
Year Ended 5/31
2011	14.81	.67	(.36)	—	—		.31	(.77)	—	(.77)	14.35	13.84
2010	13.98	.84	.75	(.02)	—		1.57	(.74)	—	(.74)	14.81	15.18
2009	14.47	.91	(.57)	(.17)	—		.17	(.66)	—	(.66)	13.98	13.46
2008	14.65	.90	(.16)	(.26)	—		.48	(.66)	—	(.66)	14.47	13.47
2007	14.71	.92	.02	(.25)	—		.69	(.75)	—	(.75)	14.65	16.00

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

66	Nuveen Investments

			Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)			Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value	(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

.18%	1.81%		$53,294	2.91%		4.59%	N/A		N/A	5%
21.21	10.52		55,018	1.69		5.51	N/A		N/A	2
(2.86)	1.33		52,227	1.44		6.44	N/A		N/A	12
(2.17)	2.06		54,011	1.25		5.86	N/A		N/A	31
(2.55)	4.62		55,359	1.25		5.84	N/A		N/A	4

(3.77)	2.17		28,296	2.93		4.55	2.83%		4.65%	9
18.75	11.41		29,179	1.76		5.62	1.58		5.81	4
5.67	1.46		27,522	1.53		6.50	1.27		6.76	8
(11.73)	3.33		28,498	1.32		5.86	.99		6.19	22
8.10	4.75		28,831	1.35		5.74	.94		6.14	11

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Georgia Premium Income (NPG)
Year Ended 5/31:
2011	1.66%
2010	.46
2009	.11
2008	—
2007	—

Georgia Dividend Advantage (NZX)
Year Ended 5/31:
2011	1.64
2010	.46
2009	.11
2008	—
2007	—

N/A	Fund does not have a contractual reimbursement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Ending Common Share Net Asset Value	Ending Market Value
Georgia Dividend Advantage 2 (NKG)
Year Ended 5/31:
2011	$14.21	$.65	$(.36)	$—	$—		$.29	$(.72)	$—	$(.72)	$13.78	$13.92
2010	13.27	.78	.87	(.02)	—		1.63	(.69)	—	(.69)	14.21	14.00
2009	13.92	.87	(.73)	(.16)	—		(.02)	(.63)	—	(.63)	13.27	11.88
2008	14.44	.88	(.50)	(.26)	—		.12	(.64)	—	(.64)	13.92	13.18
2007	14.25	.89	.17	(.24)	—		.82	(.63)	—	(.63)	14.44	14.50

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

68	Nuveen Investments

			Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)			Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value	(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

4.84%	2.13%		$62,777	2.79%		4.64%	2.75%		4.68%	4%
24.23	12.54		64,721	1.75		5.43	1.59		5.59	3
(4.77)	.20		60,419	1.42		6.54	1.13		6.84	13
(4.64)	.89		63,402	1.23		5.82	.83		6.22	23
14.40	5.79		65,770	1.24		5.63	.75		6.11	7

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of September 30, 2010, the Adviser is no longer reimbursing Georgia Dividend Advantage 2 (NKG) for any fees and expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Georgia Dividend Advantage 2 (NKG)
Year Ended 5/31:
2011	1.60%
2010	.55
2009	.10
2008	—
2007	—

See accompanying notes to financial statements.

Nuveen Investments	69

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders (a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Ending Common Share Net Asset Value	Ending Market Value
North Carolina Premium Income (NNC)
Year Ended 5/31:
2011	$14.72	$.69	$(.32)	$(.01)	$—	$.36	$(.74)	$—	$(.74)	$14.34	$14.41
2010	13.78	.81	.87	(.03)	—	1.65	(.71)	—	(.71)	14.72	15.37
2009	13.98	.85	(.27)	(.17)	—	.41	(.61)	—	(.61)	13.78	12.60
2008	14.36	.84	(.35)	(.23)	(.01)	.25	(.59)	(.04)	(.63)	13.98	13.30
2007	14.34	.85	.07	(.23)	—*	.69	(.66)	(.01)	(.67)	14.36	14.30

North Carolina Dividend Advantage (NRB)
Year Ended 5/31
2011	15.26	.72	(.47)	—	—	.25	(.84)	—	(.84)	14.67	14.94
2010	14.52	.94	.64	(.03)	—	1.55	(.81)	—	(.81)	15.26	16.15
2009	14.52	.95	(.08)	(.17)	—	.70	(.70)	—	(.70)	14.52	14.26
2008	14.78	.93	(.22)	(.24)	(.01)	.46	(.69)	(.03)	(.72)	14.52	15.28
2007	14.87	.93	.03	(.22)	(.01)	.73	(.77)	(.05)	(.82)	14.78	16.44

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

70	Nuveen Investments

			Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value	(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss	)	Expenses	(e)	Net Investment Income (Loss	)	Portfolio Turnover Rate

(1.27)%	2.57%		$91,256	2.49%		4.77%		N/A		N/A		6%
28.20	12.24		93,570	1.54		5.68		N/A		N/A		6
(.44)	3.22		87,558	1.39		6.43		N/A		N/A		4
(2.52)	1.76		88,827	1.39		5.94		N/A		N/A		12
(.78)	4.84		91,191	1.27		5.82		N/A		N/A		13

(2.16)	1.72		33,337	3.01		4.80		2.95%		4.85%		10
19.40	10.88		34,617	1.63		6.13		1.51		6.25		6
(1.82)	5.17		32,894	1.71		6.63		1.51		6.83		7
(2.28)	3.26		32,868	1.91		6.07		1.63		6.35		6
(2.26)	4.98		33,409	1.68		5.82		1.34		6.17		15

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of January 31, 2011, the Adviser is no longer reimbursing North Carolina Dividend Advantage (NRB) for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

North Carolina Premium Income (NNC)
Year Ended 5/31:
2011	1.29%
2010	.34
2009	.07
2008	.14
2007	.03

North Carolina Dividend Advantage (NRB)
Year Ended 5/31:
2011	1.68
2010	.37
2009	.34
2008	.62
2007	.39

*	Rounds to less than $0.1 per share.
N/A	Fund does not have a contractual reimbursement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	71

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Ending Common Share Net Asset Value	Ending Market Value
North Carolina Dividend Advantage 2 (NNO)
Year Ended 5/31:
2011	$15.09	$.69	$(.41)	$—	$—		$.28	$(.82)	$—	$(.82)	$14.55	$14.21
2010	14.31	.89	.70	(.03)	—	*	1.56	(.78)	— *	(.78)	15.09	15.73
2009	14.47	.92	(.26)	(.17)	—		.49	(.65)	—	(.65)	14.31	13.60
2008	14.76	.91	(.24)	(.25)	(.02)		.40	(.63)	(.06)	(.69)	14.47	13.66
2007	14.75	.91	.10	(.23)	(.01)		.77	(.71)	(.05)	(.76)	14.76	15.50

North Carolina Dividend Advantage 3 (NII)
Year Ended 5/31
2011	14.75	.69	(.44)	—	—		.25	(.79)	—	(.79)	14.21	14.22
2010	14.00	.85	.67	(.02)	—		1.50	(.75)	—	(.75)	14.75	15.86
2009	14.13	.90	(.21)	(.16)	—		.53	(.66)	—	(.66)	14.00	13.60
2008	14.38	.88	(.25)	(.23)	—		.40	(.65)	—	(.65)	14.13	14.12
2007	14.26	.89	.11	(.23)	—		.77	(.65)	—	(.65)	14.38	14.64

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

72	Nuveen Investments

Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value	(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss	)	Expenses	(e)	Net Investment Income (Loss	)	Portfolio Turnover Rate

(4.55)%	1.92%		$54,593	2.91%		4.57%		2.79%		4.69%		14%
21.86	11.11		56,590	1.55		5.80		1.36		5.99		9
4.72	3.69		53,653	1.48		6.39		1.21		6.66		4
(7.33)	2.83		54,240	1.54		5.87		1.21		6.20		8
6.64	5.24		55,349	1.39		5.68		.97		6.09		9

(5.28)	1.79		55,959	2.79		4.74		2.75		4.78		17
22.76	10.95		58,054	1.76		5.71		1.60		5.87		6
1.43	4.11		55,065	1.55		6.39		1.26		6.68		4
1.12	2.90		55,555	1.68		5.79		1.28		6.19		15
6.23	5.48		56,511	1.49		5.62		1.02		6.09		12

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of September 30, 2010, the Adviser is no longer reimbursing North Carolina Dividend Advantage 3 (NII) for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

North Carolina Dividend Advantage 2 (NNO)
Year Ended 5/31:
2011	1.70%
2010	.32
2009	.16
2008	.29
2007	.15

North Carolina Dividend Advantage 3 (NII)
Year Ended 5/31:
2011	1.65
2010	.56
2009	.24
2008	.44
2007	.26

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	73

Financial
Highlights (continued)

	ARPS at End of Period			MTP Shares at End of Period (a)
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
Georgia Premium Income (NPG)
Year Ended 5/31:
2011	$—	$—	$—	$28,340	$10.00	$28.81
2010	—	—	—	28,340	10.00	29.41
2009	27,800	25,000	71,967	—	—	—
2008	27,800	25,000	73,571	—	—	—
2007	27,800	25,000	74,784	—	—	—

Georgia Dividend Advantage (NZX)
Year Ended 5/31:
2011	—	—	—	14,340	10.00	29.73
2010	—	—	—	14,340	10.00	30.35
2009	15,000	25,000	70,871	—	—	—
2008	15,000	25,000	72,497	—	—	—
2007	15,000	25,000	73,052	—	—	—

Georgia Dividend Advantage 2 (NKG)
Year Ended 5/31:
2011	—	—	—	32,265	10.00	29.46
2010	—	—	—	32,265	10.00	30.06
2009	31,700	25,000	72,649	—	—	—
2008	33,000	25,000	73,032	—	—	—
2007	33,000	25,000	74,825	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	Series	Ending Market Value Per Share	Average Market Value Per Share		Series	Ending Market Value Per Share	Average Market Value Per Share
Georgia Premium Income (NPG)
Year Ended 5/31:
2011	2015	$10.06	$10.02		—	$—	$—
2010	2015	9.99	9.99	^	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—
2007	—	—	—		—	—	—

Georgia Dividend Advantage (NZX)
Year Ended 5/31:
2011	2015	10.07	10.03		—	—	—
2010	2015	9.97	9.98	^	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—
2007	—	—	—		—	—	—

Georgia Dividend Advantage 2 (NKG)
Year Ended 5/31:
2011	2015	10.04	10.02		—	—	—
2010	2015	10.00	9.99	^^	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—
2007	—	—	—		—	—	—

^	For the period February 22, 2010 (first issuance date of shares) through May 31, 2010.
^^	For the period January 29, 2010 (first issuance date of shares) through May 31, 2010.

74	Nuveen Investments

	ARPS at End of Period			MTP Shares at End of Period (b)			ARPS and MTP Shares at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Asset Coverage Per $1 Liquidation Preference
North Carolina Premium Income (NNC)
Year Ended 5/31:
2011	$—	$—	$—	$49,835	$10.00	$28.31	$—
2010	21,550	25,000	76,020	24,300	10.00	30.41	3.04
2009	46,800	25,000	71,773	—	—	—	—
2008	46,800	25,000	72,450	—	—	—	—
2007	46,800	25,000	73,713	—	—	—	—

North Carolina Dividend Advantage (NRB)
Year Ended 5/31:
2011	—	—	—	16,600	10.00	30.08	—
2010	—	—	—	16,600	10.00	30.85	—
2009	17,000	25,000	73,373	—	—	—	—
2008	17,000	25,000	73,335	—	—	—	—
2007	17,000	25,000	74,130	—	—	—	—

North Carolina Dividend Advantage 2 (NNO)
Year Ended 5/31:
2011	—	—	—	29,700	10.00	28.38	—
2010	—	—	—	29,700	10.00	29.05	—
2009	28,000	25,000	72,905	—	—	—	—
2008	28,000	25,000	73,428	—	—	—	—
2007	28,000	25,000	74,418	—	—	—	—

(b)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	Series	Ending Market Value Per Share	Average Market Value Per Share		Series	Ending Market Value Per Share	Average Market Value Per Share
North Carolina Premium Income (NNC)
Year Ended 5/31:
2011	2015	$10.04	$10.04		2016	$10.00	$9.94	ΩΩ
2010	2015	9.99	10.01	Ω	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—
2007	—	—	—		—	—	—

North Carolina Dividend Advantage (NRB)
Year Ended 5/31:
2011	2015	10.04	10.01		—	—	—
2010	2015	10.00	9.97	ΩΩΩ	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—
2007	—	—	—		—	—	—

North Carolina Dividend Advantage 2 (NNO)
Year Ended 5/31:
2011	2015	10.01	10.01		—	—	—
2010	2015	9.97	9.97	ΩΩΩ	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—
2007	—	—	—		—	—	—

Ω	For the period January 21, 2010 (first issuance date of shares) through May 31, 2010.
ΩΩ	For the period December 14, 2010 (first issuance date of shares) through May 31, 2011.
ΩΩΩ	For the period March 30, 2010 (first issuance date of shares) through May 31, 2010.

See accompanying notes to financial statements.

Nuveen Investments	75

Financial
Highlights (continued)

	ARPS at End of Period			MTP Shares at End of Period (a)
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
North Carolina Dividend Advantage 3 (NII)
Year Ended 5/31:
2011	$—	$—	$—	$28,725	$10.00	$29.48
2010	—	—	—	28,725	10.00	30.21
2009	28,000	25,000	74,165	—	—	—
2008	28,000	25,000	74,602	—	—	—
2007	28,000	25,000	75,457	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	Series	Ending Market Value Per Share	Average Market Value Per Share		Series	Ending Market Value Per Share	Average Market Value Per Share
North Carolina Dividend Advantage 3 (NII)
Year Ended 5/31:
2011	2015	$10.02	$10.03		—	$—	$—
2010	2015	10.00	9.99	^	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—
2007	—	—	—		—	—	—

^	For the period February 9, 2010 (first issuance date of shares) through May 31, 2010.

See accompanying notes to financial statements.

76	Nuveen Investments

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information
The state funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Georgia Premium Income Municipal Fund (NPG), Nuveen Georgia Dividend Advantage Municipal Fund (NZX), Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG), Nuveen North Carolina Premium Income Municipal Fund (NNC), Nuveen North Carolina Dividend Advantage Municipal Fund (NRB), Nuveen North Carolina Dividend Advantage Municipal Fund 2 (NNO) and Nuveen North Carolina Dividend Advantage Municipal Fund 3 (NII) (each a “Fund” and collectively, the “Funds”). Common shares of Georgia Premium Income (NPG), Georgia Dividend Advantage (NZX), Georgia Dividend Advantage 2 (NKG), North Carolina Dividend Advantage (NRB), North Carolina Dividend Advantage 2 (NNO) and North Carolina Dividend Advantage 3 (NII) are traded on the New York Stock Exchange (“NYSE”) while Common shares of North Carolina Premium Income (NNC) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end registered investment companies.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the Funds’ sub-adviser, and the Funds’ portfolio manager became an employee of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the Funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the Funds from each Fund’s management fee.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant.

Nuveen Investments	77

Notes to
Financial Statements (continued)

These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2011, North Carolina Premium Income (NNC), North Carolina Dividend Advantage (NRB), North Carolina Dividend Advantage 2 (NNO) and North Carolina Dividend Advantage 3 (NII) had outstanding delayed delivery purchase commitments of $1,045,640, $1,568,460, $3,189,202 and $3,189,202, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). During the fiscal year ended May 31, 2011, North Carolina Premium Income (NNC) had outstanding ARPS, $25,000 stated value per share, which approximates market value, as a means of effecting financial leverage. The Fund’s ARPS were issued in one Series. The dividend rate paid by the Fund on the Series was determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and was payable at the end of each rate period.

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the ARPS issued by the Funds than there were offers to buy. This meant that these auctions “failed to clear,’’ and that many ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. ARPS shareholders unable to sell their shares received distributions at the “maximum rate’’ applicable to failed auctions as calculated in accordance with the pre-established terms of the ARPS. As of May 31, 2011, each Fund redeemed all of their outstanding ARPS, at liquidation value, as follows:

	Georgia Premium Income (NPG	)	Georgia Dividend Advantage (NZX	)	Georgia Dividend Advantage 2 (NKG	)
ARPS redeemed, at liquidation value	$27,800,000		$15,000,000		$33,000,000

78	Nuveen Investments

	North		North		North		North
	Carolina		Carolina		Carolina		Carolina
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NNC	)	(NRB	)	(NNO	)	(NII	)
ARPS redeemed, at liquidation value	$46,800,000		$17,000,000		$28,000,000		$28,000,000

During the current reporting period, Nuveen Investments, LLC, known as Nuveen Securities, LLC, effective April 30, 2011, (“Nuveen Securities”) entered into a settlement with the Financial Industry Regulatory Authority (“FINRA”) with respect to certain allegations regarding Nuveen-sponsored closed-end fund ARPS marketing brochures. As part of this settlement, Nuveen Securities neither admitted to nor denied FINRA’s allegations. Nuveen Securities is the broker-dealer subsidiary of Nuveen.

The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities were false and misleading. Nuveen Securities agreed to a censure and the payment of a $3 million fine.

MuniFund Term Preferred Shares
The Funds have issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated value per share. Proceeds from the issuance of MTP Shares, net of offering expenses, were used to redeem all, or a portion of, each Fund’s outstanding ARPS. Each Fund’s MTP Shares may be issued in more than one Series. Dividends, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. The MTP Shares trade on the NYSE. As of May 31, 2011, the number of MTP Shares outstanding, annual interest rate and NYSE “ticker” symbol for each Fund’s series of MTP Shares are as follows:

	Georgia Premium Income (NPG)			Georgia Dividend Advantage (NZX)
		Annual			Annual
	Shares	Interest	NYSE	Shares	Interest	NYSE
	Outstanding	Rate	Ticker	Outstanding	Rate	Ticker
Series 2015	2,834,000	2.65%	NPG Pr C	1,434,000	2.65%	NZX Pr C

	Georgia Dividend Advantage 2 (NKG)			North Carolina Premium Income (NNC)
	Shares Outstanding	Annual Interest Rate	NYSE Ticker	Shares Outstanding	Annual Interest Rate	NYSE Ticker
Series 2015	3,226,500	2.65%	NKG Pr C	2,430,000	2.65%	NNC Pr C
Series 2016	—	—	—	2,553,500	2.60	NNC Pr D

	North Carolina Dividend Advantage (NRB)			North Carolina Dividend Advantage 2 (NNO)
	Shares Outstanding	Annual Interest Rate	NYSE Ticker	Shares Outstanding	Annual Interest Rate	NYSE Ticker
Series 2015	1,660,000	2.60%	NRB Pr C	2,970,000	2.60%	NNO Pr C

	North Carolina Dividend Advantage 3 (NII)
	Shares Outstanding	Annual Interest Rate	NYSE Ticker
Series 2015	2,872,500	2.65%	NII Pr C

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares will be subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of MTP Shares are as follows:

Nuveen Investments	79

Notes to
Financial Statements (continued)

	Georgia		Georgia		Georgia
	Premium		Dividend		Dividend
	Income		Advantage		Advantage 2
	(NPG	)	(NZX	)	(NKG	)
	Series 2015		Series 2015		Series 2015
Term Redemption Date	March 1, 2015		March 1, 2015		February 1, 2015
Optional Redemption Date	March 1, 2011		March 1, 2011		February 1, 2011
Premium Expiration Date	February 29, 2012		February 29, 2012		January 31, 2012

	North		North		North		North		North
	Carolina		Carolina		Carolina		Carolina		Carolina
	Premium		Premium		Dividend		Dividend		Dividend
	Income		Income		Advantage		Advantage 2		Advantage 3
	(NNC	)	(NNC	)	(NRB	)	(NNO	)	(NII	)
	Series 2015		Series 2016		Series 2015		Series 2015		Series 2015
Term Redemption Date	February 1, 2015		January 1, 2016		April 1, 2015		April 1, 2015		March 1, 2015
Optional Redemption Date	February 1, 2011		January 1, 2012		April 1, 2011		April 1, 2011		March 1, 2011
Premium Expiration Date	January 31, 2012		December 31, 2012		March 31, 2012		March 31, 2012		February 29, 2012

The average liquidation value of all MTP Shares outstanding for each Fund during the fiscal year ended May 31, 2011, was as follows:

	Georgia		Georgia		Georgia
	Premium		Dividend		Dividend
	Income		Advantage		Advantage 2
	(NPG	)	(NZX	)	(NKG	)
Average liquidation value of MTP Shares outstanding	$28,340,000		$14,340,000		$32,265,000

	North		North		North		North
	Carolina		Carolina		Carolina		Carolina
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NNC	)	(NRB	)	(NNO	)	(NII	)
Average liquidation value of MTP Shares outstanding	$36,040,945		$16,600,000		$29,700,000		$28,725,000

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Net amounts earned by Nuveen as underwriter of each Fund’s MTP Share offering were recorded as reductions of offering costs recognized by the Funds. For the fiscal year ended May 31, 2011, the net amounts earned by Nuveen were as follows:

	Georgia		Georgia		Georgia
	Premium		Dividend		Dividend
	Income		Advantage		Advantage 2
	(NPG	)	(NZX	)	(NKG	)
Net amounts earned by Nuveen	$—		$—		$—
	North		North		North		North
	Carolina		Carolina		Carolina		Carolina
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NNC	)	(NRB	)	(NNO	)	(NII	)
Net amounts earned by Nuveen	$—		$—		$—		$—

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating

80	Nuveen Investments

rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended May 31, 2011, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At May 31, 2011, the Funds were not invested in externally-deposited Recourse Trusts.

							North		North		North		North
	Georgia		Georgia		Georgia		Carolina		Carolina		Carolina		Carolina
	Premium		Dividend		Dividend		Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Income		Advantage		Advantage 2		Advantage 3
	(NPG	)	(NZX	)	(NKG	)	(NNC	)	(NRB	)	(NNO	)	(NII	)
Maximum exposure to Recourse Trusts	$—		$—		$—		$—		$—		$—		$—

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended May 31, 2011, were as follows:

							North		North		North		North
	Georgia		Georgia		Georgia		Carolina		Carolina		Carolina		Carolina
	Premium		Dividend		Dividend		Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Income		Advantage		Advantage 2		Advantage 3
	(NPG	)	(NZX	)	(NKG	)	(NNC	)	(NRB	)	(NNO	)	(NII	)
Average floating rate obligations outstanding	$1,190,000		$660,000		$1,395,000		$5,195,000		$7,160,000		$4,805,000		$7,480,000
Average annual interest rate and fees	0.63%		0.63%		0.63%		0.64%		0.49%		0.46%		0.47%

Derivative Financial Instruments
Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 2011.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Nuveen Investments	81

Notes to
Financial Statements (continued)

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs
Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which will be amortized over the life of the shares. Each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Each Fund’s offering costs incurred were as follows:

	Georgia		Georgia		Georgia
	Premium		Dividend		Dividend
	Income		Advantage		Advantage 2
	(NPG	)	(NZX	)	(NKG	)
MTP Shares offering costs	$655,100		$420,100		$738,975

	North		North		North		North
	Carolina		Carolina		Carolina		Carolina
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NNC	)	(NRB	)	(NNO	)	(NII	)
MTP Shares offering costs	$1,372,525		$504,000		$710,500		$700,875

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

82	Nuveen Investments

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 - Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of May 31, 2011:

Georgia Premium Income (NPG)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$79,086,528	$—	$79,086,528

Georgia Dividend Advantage (NZX)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$41,288,534	$—	$41,288,534

Georgia Dividend Advantage 2 (NKG)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$94,819,887	$—	$94,819,887

North Carolina Premium Income (NNC)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$144,214,018	$—	$144,214,018

North Carolina Dividend Advantage (NRB)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$55,869,789	$—	$55,869,789

North Carolina Dividend Advantage 2 (NNO)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$87,941,206	$—	$87,941,206

North Carolina Dividend Advantage 3 (NII)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$91,020,740	$—	$91,020,740

During the fiscal year ended May 31, 2011, the Funds recognized no significant transfers to/from Level 1, Level 2, or Level 3.

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended May 31, 2011.

4. Fund Shares

Common Shares
Since the inception of the Funds’ repurchase program, the Funds have not repurchased any of their outstanding Common shares.

Transactions in Common shares were as follows:

	Georgia Premium Income (NPG)		Georgia Dividend Advantage (NZX)		Georgia Dividend Advantage 2 (NKG)
	Year Ended 5/31/11	Year Ended 5/31/10	Year Ended 5/31/11	Year Ended 5/31/10	Year Ended 5/31/11	Year Ended 5/31/10
Common shares issued to shareholders due to reinvestment of distributions	1,290	—	2,445	686	313	327

	North Carolina Premium Income (NNC)		North Carolina Dividend Advantage (NRB)
	Year Ended 5/31/11	Year Ended 5/31/10	Year Ended 5/31/11	Year Ended 5/31/10
Common shares issued to shareholders due to reinvestment of distributions	7,169	5,785	3,242	3,076

Nuveen Investments	83

Notes to
Financial Statements (continued)

	North Carolina Dividend Advantage 2 (NNO)		North Carolina Dividend Advantage 3 (NII)
	Year Ended 5/31/11	Year Ended 5/31/10	Year Ended 5/31/11	Year Ended 5/31/10
Common shares issued to shareholders due to reinvestment of distributions	1,708	1,620	1,828	2,340

Preferred Shares
Transactions in ARPS were as follows:

	Georgia Premium Income (NPG)				Georgia Dividend Advantage (NZX)
	Year Ended 5/31/11		Year Ended 5/31/10		Year Ended 5/31/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	—	$—	—	$—	—	$—	600	$15,000,000
Series TH	—	—	1,112	27,800,000	—	—	—	—
Total	—	$—	1,112	$27,800,000	—	$—	600	$15,000,000

	Georgia Dividend Advantage 2 (NKG)				North Carolina Premium Income (NNC)
	Year Ended 5/31/11		Year Ended 5/31/10		Year Ended 5/31/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series TH	—	$—	—	$—	862	$21,550,000	944	$23,600,000
Series F	—	—	1,268	31,700,000	—	—	—	—
Total	—	$—	1,268	$31,700,000	862	$21,550,000	944	$23,600,000

	North Carolina Dividend Advantage (NRB)				North Carolina Dividend Advantage 2 (NNO)
	Year Ended 5/31/11		Year Ended 5/31/10		Year Ended 5/31/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series T	—	$—	680	$17,000,000	—	$—	—	$—
Series F	—	—	—	—	—	—	1,120	28,000,000
Total	—	$—	680	$17,000,000	—	$—	1,120	$28,000,000

	North Carolina Dividend Advantage 3 (NII)
	Year Ended 5/31/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series W	—	$—	1,120	$28,000,000

Transactions in MTP Shares were as follows:

	Georgia Premium Income (NPG)				Georgia Dividend Advantage (NZX)
	Year Ended 5/31/11		Year Ended 5/31/10		Year Ended 5/31/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2015	—	$—	2,834,000	$28,340,000	—	$—	1,434,000	$14,340,000

84	Nuveen Investments

	Georgia Dividend Advantage 2 (NKG)				North Carolina Premium Income (NNC)
	Year Ended 5/31/11		Year Ended 5/31/10		Year Ended 5/31/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2015	—	$—	3,226,500	$32,265,000	—	$—	2,430,000	$24,300,000
Series 2016	—	—	—	—	2,553,500	25,535,000	—	—

	North Carolina Dividend Advantage (NRB)				North Carolina Dividend Advantage 2 (NNO)
	Year Ended 5/31/11		Year Ended 5/31/10		Year Ended 5/31/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2015	—	$—	1,660,000	$16,600,000	—	$—	2,970,000	$29,700,000

	North Carolina Dividend Advantage 3 (NII)
	Year Ended 5/31/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2015	—	$—	2,872,500	$28,725,000

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended May 31, 2011, were as follows:

	Georgia		Georgia		Georgia
	Premium		Dividend		Dividend
	Income		Advantage		Advantage 2
	(NPG	)	(NZX	)	(NKG	)
Purchases	$4,163,543		$4,025,564		$4,190,213
Sales and maturities	6,411,682		5,381,402		4,215,691

	North		North		North		North
	Carolina		Carolina		Carolina		Carolina
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NNC	)	(NRB	)	(NNO	)	(NII	)
Purchases	$13,191,052		$6,540,031		$13,293,649		$16,308,634
Sales and maturities	8,821,327		5,770,160		12,407,794		15,663,239

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2011, the cost and unrealized appreciation (depreciation) of investments as determined on a federal income tax basis, were as follows:

	Georgia Premium Income (NPG	)	Georgia Dividend Advantage (NZX	)	Georgia Dividend Advantage 2 (NKG	)
Cost of investments	$76,095,528		$40,046,049		$92,167,450
Gross unrealized:
Appreciation	$2,453,267		$1,014,437		$2,240,693
Depreciation	(652,096)		(431,757)		(983,659)
Net unrealized appreciation (depreciation) of investments	$1,801,171		$582,680		$1,257,034

Nuveen Investments	85

Notes to
Financial Statements (continued)

	North		North		North		North
	Carolina		Carolina		Carolina		Carolina
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NNC	)	(NRB	)	(NNO	)	(NII	)
Cost of investments	$135,746,528		$47,585,141		$81,525,402		$82,564,294
Gross unrealized:
Appreciation	$4,484,347		$1,601,064		$2,466,126		$2,131,479
Depreciation	(1,211,250)		(476,644)		(855,441)		(1,154,808)
Net unrealized appreciation (depreciation) of investments	$3,273,097		$1,124,420		$1,610,685		$976,671

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs and distribution character reclassifications, resulted in reclassifications among the Funds’ components of Common share net assets at May 31, 2011, the Funds’ tax year end, as follows:

	Georgia		Georgia		Georgia
	Premium		Dividend		Dividend
	Income		Advantage		Advantage 2
	(NPG	)	(NZX	)	(NKG	)
Paid-in-surplus	$(129,124)		$(83,075)		$(145,916)
Undistributed (Over-distribution of) net investment income	128,862		82,967		144,691
Accumulated net realized gain (loss)	262		108		1,225

	North		North		North		North
	Carolina		Carolina		Carolina		Carolina
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NNC	)	(NRB	)	(NNO	)	(NII	)
Paid-in-surplus	$(190,886)		$(100,579)		$(141,839)		$(137,209)
Undistributed (Over-distribution of) net investment income	190,048		100,573		140,952		136,968
Accumulated net realized gain (loss)	838		6		887		241

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2011, the Funds’ tax year end, were as follows:

	Georgia		Georgia		Georgia
	Premium		Dividend		Dividend
	Income		Advantage		Advantage 2
	(NPG	)	(NZX	)	(NKG	)
Undistributed net tax-exempt income *	$683,154		$311,638		$626,655
Undistributed net ordinary income **	920		309		210
Undistributed net long-term capital gains	—		—		—

	North		North		North		North
	Carolina		Carolina		Carolina		Carolina
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NNC	)	(NRB	)	(NNO	)	(NII	)
Undistributed net tax-exempt income *	$1,169,156		$406,375		$572,168		$517,561
Undistributed net ordinary income **	—		700		1,298		—
Undistributed net long-term capital gains	—		—		—		—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 2, 2011, paid on June 1, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2011 and May 31, 2010, was designated for purposes of the dividends paid deduction as follows:

	Georgia		Georgia		Georgia
	Premium		Dividend		Dividend
	Income		Advantage		Advantage 2
2011	(NPG	)	(NZX	)	(NKG	)
Distributions from net tax-exempt income***	$3,445,893		$1,894,084		$4,134,788
Distributions from net ordinary income**	—		—		—
Distributions from net long-term capital gains	—		—		—

86	Nuveen Investments

	North		North		North		North
	Carolina		Carolina		Carolina		Carolina
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
2011	(NNC	)	(NRB	)	(NNO	)	(NII	)
Distributions from net tax-exempt income***	$5,682,816		$2,338,991		$3,834,059		$3,878,904
Distributions from net ordinary income**	—		—		—		—
Distributions from net long-term capital gains	—		—		—		—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2011, as Exempt Interest Dividends.

	Georgia		Georgia		Georgia
	Premium		Dividend		Dividend
	Income		Advantage		Advantage 2
2010	(NPG	)	(NZX	)	(NKG	)
Distributions from net tax-exempt income	$2,778,948		$1,553,295		$3,437,916
Distributions from net ordinary income**	—		—		—
Distributions from net long-term capital gains	—		—		—

	North		North		North		North
	Carolina		Carolina		Carolina		Carolina
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
2010	(NNC	)	(NRB	)	(NNO	)	(NII	)
Distributions from net tax-exempt income	$4,835,850		$1,912,327		$3,044,632		$13,185,473
Distributions from net ordinary income**	—		—		—		—
Distributions from net long-term capital gains	—		—		11,059		—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2011, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Georgia Premium Income (NPG	)	Georgia Dividend Advantage (NZX	)	Georgia Dividend Advantage 2 (NKG	)	North Carolina Premium Income (NNC	)	North Carolina Dividend Advantage (NRB	)	North Carolina Dividend Advantage 2 (NNO	)	North Carolina Dividend Advantage 3 (NII	)
Expiration:
May 31, 2013	$—		$—		$102,004		$—		$—		$—		$—
May 31, 2014	—		—		287,093		—		—		—		419,388
May 31, 2016	—		—		—		—		—		—		115,010
May 31, 2017	780,813		55,576		1,087,212		172,628		—		—		42,115
May 31, 2018	393,867		247,287		1,329,548		353,181		134,623		387,585		56,088
May 31, 2019	—		—		48,370		—		—		—		—
Total	$1,174,680		$302,863		$2,854,227		$525,809		$134,623		$387,585		$632,601

During the Funds’ tax year ended May 31, 2011, the following Funds utilized capital loss carryforwards as follows:

	Georgia		Georgia		North Carolina		North Carolina		North Carolina		North Carolina
	Premium		Dividend		Premium		Dividend		Dividend		Dividend
	Income		Advantage		Income		Advantage		Advantage 2		Advantage 3
	(NPG	)	(NZX	)	(NNC	)	(NRB	)	(NNO	)	(NII	)
Utilized capital loss carryforwards	$122,477		$119,212		$183,618		$82,221		$200,509		$210,988

The Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through May 31, 2011, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer post-October losses as follows:

	Georgia
	Dividend
	Advantage 2
	(NKG	)
Post-October capital losses	$38,605

Nuveen Investments	87

Notes to
Financial Statements (continued)

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables the Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedules:

Georgia Premium Income (NPG)
North Carolina Premium Income (NNC)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

Georgia Dividend Advantage (NZX)
Georgia Dividend Advantage 2 (NKG)
North Carolina Dividend Advantage (NRB)
North Carolina Dividend Advantage 2 (NNO)
North Carolina Dividend Advantage 3 (NII)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of May 31, 2011, the complex level fee rate for each of these Funds was .1774%.

88	Nuveen Investments

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into sub-advisory agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

For the first ten years of Georgia Dividend Advantage’s (NZX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
September 30,		September 30,
2001*	.30%	2007	.25%
2002	.30	2008	.20
2003	.30	2009	.15
2004	.30	2010	.10
2005	.30	2011	.05
2006	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse Georgia Dividend Advantage (NZX) for any portion of its fees and expenses beyond September 30, 2011.

For the first eight years of Georgia Dividend Advantage 2’s (NKG) and North Carolina Dividend Advantage 3’s (NII) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
September 30,		September 30,
2002*	.32%	2007	.32%
2003	.32	2008	.24
2004	.32	2009	.16
2005	.32	2010	.08
2006	.32

*	From the commencement of operations.

The Adviser has not agreed to reimburse Georgia Dividend Advantage 2 (NKG) and North Carolina Dividend Advantage 3 (NII) for any portion of their fees and expenses beyond September 30, 2010.

For the first ten years of North Carolina Dividend Advantage’s (NRB) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
January 31,		January 31,
2001*	.30%	2007	.25%
2002	.30	2008	.20
2003	.30	2009	.15
2004	.30	2010	.10
2005	.30	2011	.05
2006	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse North Carolina Dividend Advantage (NRB) for any portion of its fees and expenses beyond January 31, 2011.

Nuveen Investments	89

Notes to
Financial Statements (continued)

For the first ten years of North Carolina Dividend Advantage 2’s (NNO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
November 30,		November 30,
2001*	.30%	2007	.25%
2002	.30	2008	.20
2003	.30	2009	.15
2004	.30	2010	.10
2005	.30	2011	.05
2006	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse North Carolina Dividend Advantage 2 (NNO) for any portion of its fees and expenses beyond November 30, 2011.

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures
On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

9. Subsequent Events

Approved Fund Mergers
Subsequent to the reporting period, the Funds’ Board of Trustees approved a series of mergers for all the Georgia and North Carolina funds included in this report. The mergers are subject to shareholder approval at the Funds’ regular shareholder meeting later this year. The mergers in each respective state are intended to create a single, larger state fund with enhanced trading appeal and lower operating expenses of traded Common shares of the fund.

More information on the proposed mergers will be contained in the proxy materials expected to be filed with the Securities and Exchange Commission in the coming weeks. The proposed fund mergers are as follows:

Acquired Fund	Acquiring Fund
Georgia Funds
Georgia Premium Income (NPG)	Georgia Dividend Advantage 2 (NKG)
Georgia Dividend Advantage (NZX)

North Carolina Funds
North Carolina Dividend Advantage (NRB)	North Carolina Premium Income (NNC)
North Carolina Dividend Advantage 2 (NNO)
North Carolina Dividend Advantage 3 (NII)

90	Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■	ROBERT P. BREMNER(2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	245

■	JACK B. EVANS 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	245

■	WILLIAM C. HUNTER 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	245

■	DAVID J. KUNDERT(2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	245

■	WILLIAM J. SCHNEIDER(2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council;member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	245

Nuveen Investments	91

Board Members & Officers (Unaudited) (continued)

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:

■	JUDITH M. STOCKDALE 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	245

■	CAROLE E. STONE(2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	245

■	VIRGINIA L. STRINGER 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	245

■	TERENCE J. TOTH(2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008
Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					245
	Interested Board Member:

■	JOHN P. AMBOIAN(3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	245

92	Nuveen Investments

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					245

■	WILLIAM ADAMS IV 6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); Managing Director (since 2010) of Nuveen Commodities Asset Management, LLC.	133

■	CEDRIC H. ANTOSIEWICZ 1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	133

■	MARGO L. COOK 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	245

■	LORNA C. FERGUSON 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	245

■	STEPHEN D. FOY 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.; Certified Public Accountant.	245

Nuveen Investments	93

Board Members & Officers (Unaudited) (continued)

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:

■	SCOTT S. GRACE 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					245

■	WALTER M. KELLY 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	245

■	TINA M. LAZAR 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	245

■	LARRY W. MARTIN 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997
Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).
					245

■	KEVIN J. MCCARTHY 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
					245

94	Nuveen Investments

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:

■	KATHLEEN L. PRUDHOMME 3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	245

(1)
Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	95

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), are responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is generally required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Fund Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the review of the Advisory Agreements at the May Meeting supplemented the information provided to the Board

96	Nuveen Investments

during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and, since the internal restructuring described in Section A below, the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund portfolios during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Board also met with State Street Bank & Trust Company, the Funds’ accountant and custodian, in 2010. The Board considers factors and information that are relevant to its consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considered the information provided and knowledge gained at these meetings when performing its review at the May Meeting of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

Nuveen Investments	97

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor provides the portfolio investment management services to the Funds. The Board recognized that Nuveen engaged in an internal restructuring in 2010 pursuant to which portfolio management services the Advisor had provided directly to the Funds were transferred to the Sub-Advisor, a newly-organized, wholly-owned subsidiary of the Advisor. Accordingly, in reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment teams’ philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included continued activities to refinance auction rate preferred securities; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings and share repurchases for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market promotion program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen’s support services included, among other things: continuing communications in support of refinancing efforts related to auction rate preferred securities; participating in conferences; communicating continually with closed-end fund analysts covering the Nuveen funds; providing marketing for the closed end funds; and maintaining and enhancing a closed-end fund website.

98	Nuveen Investments

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2010 and for the same periods ending March 31, 2011. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one-and three-year periods ending December 31, 2010 and for the same periods ending March 31, 2011. The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the Performance Peer Groups of each of the Funds were classified as having significant differences from such Funds based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Funds will vary depending on when such shareholder invests in the applicable Fund, the class held (if multiple classes are offered) and the performance of the Fund (or respective class) during that shareholder’s investment period.

With respect to each of the Funds, which, as noted above, had significant differences with its Performance Peer Group, the Independent Board Members considered the Fund’s performance compared to its respective benchmark. In this regard, the Independent Board Members noted that the Nuveen Georgia Premium Income Municipal Fund (the “Georgia Premium Fund”) underperformed its benchmark in the

Nuveen Investments	99

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

one- and three-year periods and that each of the other Funds underperformed its respective benchmark in the one-year period, but outperformed its benchmark in the three-year period. With respect to any Funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such Funds closely and considers any steps necessary or appropriate to address such issues.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses
The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; the differences in the type and use of leverage; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group.

The Independent Board Members noted that the Georgia Premium Fund and Nuveen North Carolina Premium Income Municipal Fund had net management fees slightly higher or higher than the peer average but a net expense ratio below or in line with the peer average. They observed that each of the other Funds had net management fees and net expense ratios below or in line with their peer averages.

100	Nuveen Investments

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds.

3. Profitability of Fund Advisers
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets

102	Nuveen Investments

increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether each Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. Nevertheless, the Independent Board Members noted that commissions are generally not paid in connection with municipal securities transactions typically executed on a principal basis.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	103

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

104	Nuveen Investments

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	105

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both structural leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any structural leverage.

■
Inverse Floaters: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Using borrowed money to invest in securities or other assets.

106	Nuveen Investments

■
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■
Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Structural Leverage: Structural Leverage consists of preferred shares or debt issued by the fund. Both of these are part of a fund’s capital structure. Structural leverage is sometimes referred to as “40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	107

Notes

108	Nuveen Investments

Notes

Nuveen Investments	109

Notes

110	Nuveen Investments

Other Useful Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common and Preferred Share Information

Each Fund intends to repurchase and/or redeem shares of its own common and/or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or auction rate preferred stock as shown in the accompanying table.

	Common Shares	Preferred Shares
Fund	Repurchased	Redeemed
NPG	—	—
NZX	—	—
NKG	—	—
NNC	—	862
NRB	—	—
NNO	—	—
NII	—	—

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	111

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money. Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready - no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-C-0511D

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen North Carolina Dividend Advantage Municipal Fund 3

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
May 31, 2011	$18,200	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

May 31, 2010	$10,151	$15,000	$0	$850

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

4 "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
May 31, 2011	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

May 31, 2010	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
	Billed to Fund	reporting of the Fund)	engagements)	Total
May 31, 2011	$0	$0	$0	$0
May 31, 2010	$850	$0	$0	$850

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. (“Adviser”) is the registrant’s investment adviser. NFA is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant's investment adviser (also referred to as the "Adviser".)  The Adviser is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“NAM” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Daniel J. Close	Nuveen North Carolina Dividend Advantage Municipal Fund 3

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Daniel J. Close	Registered Investment Company	27	$5.006 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	8	$63.5 million
*	Assets are as of May 31, 2011. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager‘s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Fund’s portfolio manager is eligible for an annual cash bonus determined based upon the  portfolio manager‘s performance, experience and market levels of base pay for such position. The maximum potential annual cash bonus is equal to a multiple of base pay.

A portion of the portfolio manager‘s annual cash bonus is based on his or her Fund‘s investment performance, generally measured over the past one- and three-year periods unless the portfolio manager‘s tenure is shorter. Investment performance for the Fund is determined by evaluating the Fund‘s performance relative to its benchmark(s) and/or Lipper industry peer group.

Each portfolio manager whose performance is evaluated in part by comparing the manager‘s performance to a benchmark is measured against a Fund-specific customized subset (limited to bonds in each Fund‘s specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond Index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor‘s Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of June 30, 2011, the S&P/Investortools Municipal Bond Index was comprised of 56,838 securities with an aggregate current market value of $1,218 billion.

Bonus amounts can also be influenced by factors other than investment performance. These other factors are more subjective and are based on evaluations by each portfolio manager‘s supervisor and reviews submitted by his or her peers. These reviews and evaluations often take into account a number of factors, including the portfolio manager‘s effectiveness in communicating investment performance to shareholders and their advisors, his or her contribution to NAM‘s investment process and to the execution of investment strategies consistent with risk guidelines, his or her participation in asset growth, and his or her compliance with NAM‘s policies and procedures.

Investment performance is measured on a pre-tax basis, gross of fees for a Fund‘s results and for its Lipper industry peer group.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received profits interests in the parent company of Nuveen Investments which entitle their holders to participate in the appreciation in the value of Nuveen Investments. In addition, in July 2009, Nuveen Investments created and funded a trust which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain key employees, including certain portfolio managers. Finally, certain key employees of  NAM, including certain portfolio managers, have received profits interests in NAM which entitle their holders to participate in the firm‘s growth over time.

Material Conflicts of Interest. Each portfolio manager’s simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the May 31, 2011, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by NAM’s municipal investment team
Daniel J. Close	Nuveen North Carolina Dividend Advantage Municipal Fund 3	$0	$0

PORTFOLIO MANAGER BIO:

Daniel J. Close, CFA, is a Senior Vice President of Nuveen Investments. He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation.  Mr. Close also serves as a portfolio manager for various Nuveen Build America Bond strategies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen North Carolina Dividend Advantage Municipal Fund 3

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: August 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: August 5, 2011

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: August 5, 2011